Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Monthly Operating Report

For the Period August 1, 2013 through August 31, 2013

Required Documents	Form No.	Documents Complete	Explanation Attached	Debtors’ Statement
Schedule of Operating Cash Flow	MOR-1	X
Schedule of Disbursements by Legal Entity	MOR-1a	X
Schedule of Professional Fees and Expenses Paid	MOR-1b	X
Banks Account Reconciliations, Bank Statements and Cash Disbursements Journal				X
Statement of Operations	MOR-2	X
Balance Sheets	MOR-3	X
Status of Post-Petition Taxes				X
Summary of Unpaid Post-Petition Accounts Payable	MOR-4	X
Trade Accounts Receivable and Aging	MOR-5	X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

/s/ Ian T. Blackley	October 15, 2013
Ian T. Blackley	Date
Senior Vice President, Chief Financial Officer and Treasurer
Overseas Shipholding Group, Inc.

Notes:

[1]	Refer to Appendix A for a full listing of the Debtors.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. Overseas Shipholding Group, Inc. (the “Company”) maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein. In addition, the Company maintains certain liabilities on its balance sheet (such as administrative payroll, benefits, professional fees and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 Proceedings (as defined herein), including, but not limited to, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of Title 11 of the United States Code (the “Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers. The statements contained herein other than historical data and information constitute forward-looking statements. These statements involve risks and uncertainties that could cause the Debtors’ actual results to differ materially from those stated or implied by such forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements after the date of this Monthly Operating Report.

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes

Introduction – On November 14, 2012, Overseas Shipholding Group, Inc. and its affiliated Debtors in the above referenced chapter 11 cases, filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Debtors are operating their business and managing their property as debtors-in-possession pursuant to the Bankruptcy Code. The Company prepared this Monthly Operating Report relying primarily upon the information set forth in its books and records. Consequently, certain transactions that are not identified in the normal course of business in its books and records may not be included in this Monthly Operating Report. Nonetheless, in preparing this Monthly Operating Report, the Company made reasonable efforts to supplement the information set forth in its books and records with additional information concerning transactions that may not have been identified therein. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR. Unless otherwise noted, all amounts are in thousands.

Unaudited Condensed Consolidated Financial Statements – The unaudited condensed consolidated financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

Accounting Standards Codification (“ASC”) Topic 852, “Reorganizations” (“ASC Topic 852”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Overseas Shipholding Group, Inc.’s (the “Company”) unaudited condensed consolidated financial statements contained herein have been prepared in accordance with the guidance in ASC Topic 852 and have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework. The unaudited condensed consolidated financial statements have been derived from the books and records of the Company. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Company believes that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position, and cash flows of the Company in the future. The financial statements do not reflect the Company’s potential termination cost of the OSG Ship Management (UK) Ltd. single employer pension plan or multi-employer pension plans should the plans be terminated on a full buy-out basis. The single employer plan termination liability is estimated to be approximately $26.1 million based on current interest rates, and the current estimated underfunding of the plan is estimated to be approximately $13.6 million as of July 22, 2012. The multi-employer pension plans approximate a solvency deficit estimated to be approximately $14.2 million as of March 31, 2011. Additionally, the potential severance obligations with respect to the Company’s international flag business and corporate office, which exclude payments under the current approved Annual Incentive Plan and Non-Executive Incentive Plan, are estimated to be approximately $9 million and $1 million, respectively. The Company’s aggregate future real estate lease costs for the international flag business and the corporate office are approximately $3.8 million and $4 million, respectively.

In October 2012, at the request and under the direction of the audit committee of the board of directors of the Company (the “Audit Committee”), the Company, with the assistance of counsel, commenced an inquiry into the Company’s provision for United States (“U.S.”) federal income taxes in light of certain provisions contained in the Company’s unsecured revolving credit facility scheduled to mature on February 8, 2013 and certain predecessor credit facilities (the “Credit Facilities”). In connection with the inquiry process, on October 19, 2012, the Audit Committee, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for each of the quarters ended March 31, 2012 and June 30, 2012, should no longer be relied upon. Upon completion of the inquiry in June 2013 it was determined that there were errors in the Company’s previously issued financial statements for each of the years in the twelve year period ended December 31, 2011 (including the interim periods within those years), and for each of the calendar quarters ended March 31, 2012 and June 30, 2012, and such financial statements should be restated.

For purposes of its financial statements as of December 31, 2012, the Company has recorded reserves related to the tax effects of cumulative potential deemed dividends, (1) in connection with the Credit Facilities based on a deemed repatriation of $1,194,150 of foreign earnings and (2) related to intercompany balances resulting in the inclusion of $77,000 of foreign earnings, in taxable income. The potential deemed repatriation amount of $1,194,150, takes into account certain defenses available to the Company that the Company believes are more- likely-than-not to be successful. The Company also has recorded a deferred tax liability of $103,388 for the tax effects of unremitted earnings of foreign

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

subsidiaries, which reflects amounts that may be included in taxable income as deemed dividends for taxable year 2013 and future years.

The Internal Revenue Service has filed proofs of claim in the Overseas Shipholding Group, Inc. bankruptcy case (Case 12-20000-PJW) in the aggregate liquidated amount of $463,013,177.63 that the Company believes are in respect of the tax effects of the cumulative potential deemed dividends, including interest to the Petition Date, asserting priority treatment under Bankruptcy Code section 507(a)(8).

The Company has also restated the consolidated balance sheet as of December 31, 2011 and the related consolidated statements of operations, comprehensive loss, changes in equity and cash flows for the year ended December 31, 2011 to reflect the correction of an error in the method used to estimate the credit valuation adjustments associated with the fair valuation of the interest rate swap derivative contracts of certain of the Company’s equity method investees. The credit risk valuation adjustments were incorrectly estimated without giving consideration to the credit enhancements that were contractually linked to the obligations under such contracts for the year ended December 31, 2011 and for the quarters ended March 31, 2012 and June 30, 2012. Such error overstated the investments in affiliated companies by $19,015 and retained earnings by $1,499 and understated net loss by $1,499 and accumulated other comprehensive loss by $17,516 as of and for the year ended December 31, 2011. The appropriate estimation of the credit risk valuation adjustments has been applied within the consolidated financial statements for the year ended December 31, 2012.

The adjustments made as a result of and the potential related cash impact of the restatements are discussed in Note 2, “Company Inquiry and Restatement,” to the consolidated financial statements included in Item 8, “Financial Statement and Supplementary Data,” of the Company’s Annual Report on Form 10-K for 2012 (“Annual Report”), which was filed with the Securities and Exchange Commission on August 26, 2013, and the cumulative impact of the restatement for taxes at the beginning of fiscal year 2008 is presented in Item 6, “Selected Financial Data,” of the Annual Report. For additional discussion of the inquiry and the restatement adjustments, see Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Company Inquiry and Restatement,” and Note 2, “Company Inquiry and Restatement,” to the consolidated financial statements in such Annual Report. For a description of the material weaknesses identified by management in internal control over financial reporting with respect to income taxes and fair market valuation of interest rate swaps and management’s remediation actions to address the material weaknesses, see Item 9A—“Controls and Procedures,” in such Annual Report.

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Intercompany Balances – Receivables and payables between the Debtors and between Debtors and non-debtor subsidiaries are eliminated in the unaudited condensed consolidated financial statements. However, receivables and payables between Debtors and between Debtors and non-debtor subsidiaries are reflected as separate line items in the Company’s unaudited condensed consolidating balance sheets attached hereto in Appendix B. No conclusion as to the legal obligation related to the intercompany transactions resulting in these balances is made by the presentation herein. Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2012 have been reflected in the financial statements presented herein.

Liabilities Subject to Compromise – As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled and treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC Topic 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determination of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts or unexpired leases, continued reconciliation or other events. Included within liabilities subject to compromise as of August 31, 2013 are the estimations of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors, and the Debtors ceased performing under the charters prior to August 31, 2013. In August 2013, the Company recorded an increase of $2,429 in the estimated liability for an executory contract, a time charter-in, which was rejected prior to August 2013. The books and records for the period November 14, 2012 to July 2013 have accordingly been revised from those previously presented.

Net Book Value of Assets – It would be an inefficient use of estate assets for the Debtors to obtain current market valuations of all of their assets. Accordingly, unless otherwise indicated, the values for assets contained in this Monthly Operating Report are net book values as of the end of the month. The net book values of the Company’s assets as of August 31, 2013 reflect impairment charges taken on fifteen of the Company’s vessels in conjunction with held-for-use impairment testing performed by the Company during the preparation of its consolidated financial statements for the period ended

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

December 31, 2012 under U.S. GAAP. The net book values as of the end of the month are subject to future adjustment for possible impairment based on conditions that existed as of the end of the reporting period. Consequently, amounts ultimately realized from a potential disposition of the

Debtors’ assets may materially vary from the stated net book value. Unless otherwise noted, this Monthly Operating Report reflects the carrying value of the assets as currently recorded on the Debtors’ books and records as of the end of the reporting period and are not based upon any estimate of their current market value. The Debtors reserve their right to amend or adjust the value of each asset or liability set forth herein.

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1

Overseas Shipholding Group, Inc.

Unaudited Consolidated Statement of Cash Receipts and Disbursements

For the Period August 1, 2013 through August 31, 2013

(in thousands of dollars)

Beginning Cash Balance	594,410

Cash Receipts:
Vessel Related Receipts	97,408
Other Receipts[1]	3,945
Total Receipts	101,353

Cash Disbursements:
Vessel Related Disbursements[2]	59,152
General and Administrative:
Compensation & Benefits	4,231
Other General & Administrative	2,541
Taxes	2
Restructuring Costs and Adequate Protection Payments	9,064
U.S. Trustee Fees	0
Other Disbursements	230
Total Disbursements	75,220

Ending Cash Balance	620,543

1 Other Receipts includes items such as distributions from joint ventures, reimbursements from joint ventures for expenses paid on their behalf, pool commissions, insurance claim receipts and other miscellaneous refunds and receipts.

2 Includes expenses paid on behalf of joint ventures.

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period August 1, 2013 through August 31, 2013

	Filing Entities:	Case #	Total Disbursements
1	Overseas Shipholding Group, Inc.	12-20000	$1,377,767
2	OSG International, Inc.	12-20001	2,192,003
3	OSG Bulk Ships, Inc.	12-20002	1,689,096
4	1372 Tanker Corporation	12-20003	4,295,192
5	Africa Tanker Corporation	12-20004	140,323
6	Alcesmar Limited	12-20005	244,554
7	Alcmar Limited	12-20006	211,258
8	Alpha Suezmax Corporation	12-20007	14,522
9	Alpha Tanker Corporation	12-20008	229
10	Amalia Product Corporation	12-20009	189,296
11	Ambermar Product Carrier Corporation	12-20010	887,432
12	Ambermar Tanker Corporation	12-20011	745
13	Andromar Limited	12-20012	216,353
14	Antigmar Limited	12-20013	194,452
15	Aqua Tanker Corporation	12-20014	6,164
16	Aquarius Tanker Corporation	12-20015	15,760
17	Ariadmar Limited	12-20016	200,442
18	Aspro Tanker Corporation	12-20017	892
19	Atalmar Limited	12-20018	1,005,075
20	Athens Product Tanker Corporation	12-20019	745,405
21	Atlas Chartering Corporation	12-20020	17,728
22	Aurora Shipping Corporation	12-20021	330,108
23	Avila Tanker Corporation	12-20022	823
24	Batangas Tanker Corporation	12-20023	316,989
25	Beta Aframax Corporation	12-20024	614

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period August 1, 2013 through August 31, 2013

	Filing Entities:	Case #	Total Disbursements
26	Brooklyn Product Tanker Corporation	12-20025	124
27	Cabo Hellas Limited	12-20026	290,384
28	Cabo Sounion Limited	12-20027	1,273,421
29	Caribbean Tanker Corporation	12-20028	702,295
30	Carina Tanker Corporation	12-20029	17,105
31	Carl Product Corporation	12-20030	189,097
32	Concept Tanker Corporation	12-20031	412,902
33	Crown Tanker Corporation	12-20032	171
34	Delphina Tanker Corporation	12-20033	-
35	Delta Aframax Corporation	12-20034	227,730
36	DHT Ania Aframax Corp.	12-20035	795
37	DHT Ann VLCC Corp.	12-20036	17,600
38	DHT Cathy Aframax Corp.	12-20037	9,486
39	DHT Chris VLCC Corp.	12-20038	14,687
40	DHT Rebecca Aframax Corp.	12-20039	1,205
41	DHT Regal Unity VLCC Corp.	12-20040	8,500
42	DHT Sophie Aframax Corp.	12-20041	6,566
43	Dignity Chartering Corporation	12-20042	23,499
44	Edindun Shipping Corporation	12-20043	-
45	Eighth Aframax Tanker Corporation	12-20044	199,837
46	Epsilon Aframax Corporation	12-20045	209,418
47	First Chemical Carrier Corporation	12-20046	445,814
48	First LPG Tanker Corporation	12-20047	3,798
49	First Union Tanker Corporation	12-20048	284,087
50	Fourth Aframax Tanker Corporation	12-20049	1,169,644

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period August 1, 2013 through August 31, 2013

	Filing Entities:	Case #	Total Disbursements
51	Front President Inc.	12-20050	256,179
52	Goldmar Limited	12-20051	240,106
53	GPC Aframax Corporation	12-20052	45,927
54	Grace Chartering Corporation	12-20053	5,132
55	International Seaways, Inc.	12-20054	2,072,539
56	Jademar Limited	12-20055	185,226
57	Joyce Car Carrier Corporation	12-20056	86,820
58	Juneau Tanker Corporation	12-20057	4,893
59	Kimolos Tanker Corporation	12-20058	1,159,423
60	Kythnos Chartering Corporation	12-20059	667,857
61	Leo Tanker Corporation	12-20060	15,732
62	Leyte Product Tanker Corporation	12-20061	471,236
63	Limar Charter Corporation	12-20062	13,698
64	Luxmar Product Tanker Corporation	12-20063	780,939
65	Luxmar Tanker LLC	12-20064	29,853
66	Majestic Tankers Corporation	12-20065	545,221
67	Maple Tanker Corporation	12-20066	403,436
68	Maremar Product Tanker Corporation	12-20067	-
69	Maremar Tanker LLC	12-20068	294,862
70	Marilyn Vessel Corporation	12-20069	256
71	Maritrans General Partner Inc.	12-20070	-
72	Maritrans Operating Company L.P.	12-20071	14,397
73	Milos Product Tanker Corporation	12-20072	824,139
74	Mindanao Tanker Corporation	12-20073	24,994
75	Mykonos Tanker LLC	12-20074	256,179

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period August 1, 2013 through August 31, 2013

	Filing Entities:	Case #	Total Disbursements
76	Nedimar Charter Corporation	12-20075	-
77	Oak Tanker Corporation	12-20076	293,634
78	Ocean Bulk Ships, Inc.	12-20077	4
79	Oceania Tanker Corporation	12-20078	133,922
80	OSG 192 LLC	12-20079	67,651
81	OSG 209 LLC	12-20080	48,489
82	OSG 214 LLC	12-20081	123,069
83	OSG 215 Corporation	12-20082	66
84	OSG 242 LLC	12-20083	106,820
85	OSG 243 LLC	12-20084	58,080
86	OSG 244 LLC	12-20085	317,782
87	OSG 252 LLC	12-20086	52,806
88	OSG 254 LLC	12-20087	56,549
89	OSG 300 LLC	12-20088	22
90	OSG 400 LLC	12-20089	7,848
91	OSG America L.P.	12-20090	21
92	OSG America LLC	12-20091	123
93	OSG America Operating Company LLC	12-20092	680,065
94	OSG Car Carriers, Inc.	12-20093	3,700
95	OSG Clean Products International, Inc.	12-20094	27
96	OSG Columbia LLC	12-20095	219,295
97	OSG Constitution LLC	12-20096	1,517
98	OSG Courageous LLC	12-20097	217,646
99	OSG Delaware Bay Lightering LLC	12-20098	1,698,819
100	OSG Discovery LLC	12-20099	691

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period August 1, 2013 through August 31, 2013

	Filing Entities:	Case #	Total Disbursements
101	OSG Endeavor LLC	12-20100	12,541
102	OSG Endurance LLC	12-20101	210,092
103	OSG Enterprise LLC	12-20102	221,827
104	OSG Financial Corp.	12-20103	5,444
105	OSG Freedom LLC	12-20104	2,612
106	OSG Honour LLC	12-20105	223,463
107	OSG Independence LLC	12-20106	206,767
108	OSG Intrepid LLC	12-20107	198,307
109	OSG Liberty LLC	12-20108	5,445
110	OSG Lightering LLC	12-20109	5,153,050
111	OSG Lightering Acquisition Corporation	12-20110	1,073
112	OSG Lightering Solutions LLC	12-20111	1,843
113	OSG Mariner LLC	12-20112	12,541
114	OSG Maritrans Parent LLC	12-20113	60,315
115	OSG Navigator LLC	12-20114	221,932
116	OSG New York, Inc.	12-20115	457,929
117	OSG Product Tankers AVTC, LLC	12-20116	27
118	OSG Product Tankers Member LLC	12-20117	-
119	OSG Product Tankers II, LLC	12-20118	2
120	OSG Product Tankers I, LLC	12-20119	2
121	OSG Product Tankers, LLC	12-20120	4
122	OSG Quest LLC	12-20121	6,287
123	OSG Seafarer LLC	12-20122	368
124	OSG Ship Management, Inc.	12-20123	4,062,316
125	OSG Valour LLC	12-20124	601

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period August 1, 2013 through August 31, 2013

	Filing Entities:	Case #	Total Disbursements
126	Overseas Allegiance Corporation	12-20125	1
127	Overseas Anacortes LLC	12-20126	1,212,753
128	Overseas Boston LLC	12-20127	1,194,950
129	Overseas Diligence LLC	12-20128	214
130	Overseas Galena Bay LLC	12-20129	1,425
131	Overseas Houston LLC	12-20130	1,082,951
132	Overseas Integrity LLC	12-20131	575
133	Overseas Long Beach LLC	12-20132	1,150,898
134	Overseas Los Angeles LLC	12-20133	1,127,651
135	Overseas Martinez LLC	12-20134	1,384,919
136	Overseas New Orleans LLC	12-20135	1,189
137	Overseas New York LLC	12-20136	1,096,016
138	Overseas Nikiski LLC	12-20137	1,221,230
139	Overseas Perseverance Corporation	12-20138	204
140	Overseas Philadelphia LLC	12-20139	488
141	Overseas Puget Sound LLC	12-20140	4,607
142	Overseas Sea Swift Corporation	12-20141	4
143	Overseas Shipping (GR) Ltd.	12-20142	312,032
144	Overseas ST Holding LLC	12-20143	1,168,005
145	Overseas Tampa LLC	12-20144	1,752,862
146	Overseas Texas City LLC	12-20145	1,213,927
147	Pearlmar Limited	12-20146	231,586
148	Petromar Limited	12-20147	1,287,839
149	Pisces Tanker Corporation	12-20148	13,746
150	Polaris Tanker Corporation	12-20149	14,178

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period August 1, 2013 through August 31, 2013

	Filing Entities:	Case #	Total Disbursements
151	Queens Product Tanker Corporation	12-20150	36,909
152	Reymar Limited	12-20151	269,180
153	Rich Tanker Corporation	12-20152	1,156,019
154	Rimar Chartering Corporation	12-20153	42,720
155	Rosalyn Tanker Corporation	12-20154	269,494
156	Rosemar Limited	12-20155	206,296
157	Rubymar Limited	12-20156	30,932
158	Sakura Transport Corp.	12-20157	397,842
159	Samar Product Tanker Corporation	12-20158	358,798
160	Santorini Tanker LLC	12-20159	1,280,056
161	Serifos Tanker Corporation	12-20160	1,006,769
162	Seventh Aframax Tanker Corporation	12-20161	254,870
163	Shirley Tanker SRL	12-20162	236,327
164	Sifnos Tanker Corporation	12-20163	586,681
165	Silvermar Limited	12-20164	209,671
166	Sixth Aframax Tanker Corporation	12-20165	258,094
167	Skopelos Product Tanker Corporation	12-20166	827,382
168	Star Chartering Corporation	12-20167	466,461
169	Suezmax International Agencies, Inc.	12-20168	461,898
170	Talara Chartering Corporation	12-20169	18,633
171	Third United Shipping Corporation	12-20170	28,218
172	Tokyo Transport Corp.	12-20171	335,550
173	Transbulk Carriers, Inc.	12-20172	136
174	Troy Chartering Corporation	12-20173	46,130
175	Troy Product Corporation	12-20174	31,435

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period August 1, 2013 through August 31, 2013

176	Urban Tanker Corporation	12-20175	419,838
177	Vega Tanker Corporation	12-20176	1,976
178	View Tanker Corporation	12-20177	421,433
179	Vivian Tankships Corporation	12-20178	9,558
180	Vulpecula Chartering Corporation	12-20179	24,083
181	Wind Aframax Tanker Corporation	12-20180	16

		Total Disbursements	$69,641,044

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid1

For the Period August 1, 2013 through August 31, 2013

	Amounts Paid this Period			Cumulative Amount Paid Since Petition Date
Professional	Fees	Expenses	Total	Fees	Expenses	Total
Akin Gump Straus Hauer & Feld LLP	$483,234	$8,706	$491,940	$3,924,135	$135,050	$4,059,185
Bowman Gilfillan, Inc.	10,100		10,100	50,499	17,446	67,944
Burke & Parsons	34,933	115	35,048	207,647	3,387	211,033
Chilmark Partners, LLC	440,000	24,915	464,915	720,000	83,830	803,830
Cleary Gottlieb Steen & Hamilton LLP	2,025,570	41,950	2,067,520	12,295,463	393,299	12,688,762
Deloitte Tax LLP	1,739,494	4,651	1,744,144	2,002,961	4,734	2,007,695
Eversheds LLP	-		-	-	-	-
FTI Consulting, Inc.	263,946	410	264,356	2,040,378	4,155	2,044,533
Houlihan Lokey Capital, Inc.	420,000	5,405	425,405	1,055,833	22,575	1,078,408
Kurtzman Carson Consultants LLC			-	-	-	-
Mercer (US) Inc.	-		-	112,633	33,322	145,955
Morris, Nichols, Arsht & Tunnell LLP	107,189	1,031	108,220	519,359	24,285	543,644
Mullin Hoard & Brown LLP	206,262	15,815	222,078	511,579	42,561	554,140
Pepper Hamilton LLP	18,727	203	18,930	149,355	7,795	157,150
Pricewaterhouse Coopers LLP	1,200,039	22,431	1,222,469	1,911,765	26,564	1,938,329
						-
Total Professional Fees and Expenses	$6,949,494	$125,632	$7,075,126	$25,501,606	$799,003	$26,300,609

[1]	Certain of the professionals listed in the table have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid (continued)1

For the Period August 1, 2013 through August 31, 2013

Professional	Role
Akin Gump Strauss Hauer & Feld LLP	Unsecured Creditors' Committee Co-Counsel
Bowman Gilfillan, Inc.	Debtors' Special Counsel for South African Matters
Burke & Parsons	Debtors' Special Counsel for United States Maritime Matters
Chilmark Partners, LLC	Debtors' Financial and Restructuring Advisor
Cleary Gottlieb Steen & Hamilton LLP	Debtors' Counsel
Deloitte Tax LLP	Debtors' Tax Advisor
Eversheds LLP	Debtors' Special Counsel For United Kingdom Maritime Matters
FTI Consulting, Inc.	Unsecured Creditors' Committee Financial Advisor
Houlihan Lokey Capital, Inc.	Unsecured Creditors' Committee Financial Advisor and Investment Banker
Kurtzman Carson Consultants LLC	Claims and Noticing Agent
Mercer (US) Inc.	Compensation Specialist
Morris, Nichols, Arsht & Tunnell LLP	Debtors' Delaware Bankruptcy Co-Counsel
Mullin Hoard & Brown, L.L.P.	Debtors' Special Litigation Counsel
Pepper Hamilton LLP	Unsecured Creditors' Committee Co-Counsel
PricewaterhouseCoopers LLP	Debtors' Independent Auditor, Accountant and Tax Advisor

[1]	Certain of the professionals listed in the table below have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash

Disbursements Journal

For the Period August 1, 2013 through August 31, 2013

Bank Account Reconciliations & Cash Disbursement Journals

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Closed Bank Accounts

The Debtors affirm that the following bank account(s) were closed during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Closing

None

Opened Bank Accounts

The Debtors affirm that the following bank account(s) were opened during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Opening

None

Debtor Bank Account Balances

See Appendix B

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Statements of Operations

For the Periods August 1, 2013 through August 31, 2013, and

November 14, 2012 through August 31, 2013

(in thousands of dollars)

	August 1, 2013 through August 31, 2013	November 14, 2012 through August 31, 2013

Shipping Revenues:

Pool revenues	$16,518	$166,014
Time and bareboat charter revenues	31,606	282,525
Voyage charter revenues	29,622	319,818
	77,746	768,357
Operating Expenses:
Voyage expenses	14,964	157,657
Vessel expenses	22,026	212,778
Charter hire expenses	15,435	189,817
Depreciation and amortization	15,085	141,838
General and administrative	8,386	74,104
(Gain)/loss on disposal of vessels, including impairments	31	278,233
Total Operating Expenses	75,927	1,054,427
Income/(Loss) from Vessel Operations	1,819	(286,069)
Equity in Income/(Loss) of Affiliated Companies	3,778	34,472
Operating Income/(Loss)	5,597	(251,597)
Other Income/(expense)	44	602
Income/(loss) before Interest Expense and Income Taxes	5,641	(250,996)
Interest Expense	(3)	(187)
Income/(loss) before Reorganization Items and Income Taxes	5,639	(251,183)
Reorganization Items, net	4,458	273,181
Income/(loss) before Income Taxes	1,180	(524,363)
Income Tax (Benefit)/Provision	96	(10,323)
Net Income/(Loss)	$1,084	$(514,040)

See Notes to Unaudited Condensed Consolidated Statements of Operations on the following page

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Statements of Operations

For the Periods August 1, 2013 through August 31, 2013, and

November 14, 2012 through August 31, 2013

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. The Unaudited Condensed Consolidated Statements of Operations have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	In October 2012, at the request and under the direction of the audit committee of the board of directors of the Company (the “Audit Committee”), the Company, with the assistance of counsel, commenced an inquiry into the Company’s provision for United States (“U.S.”) federal income taxes in light of certain provisions contained in the Company’s unsecured revolving credit facility scheduled to mature on February 8, 2013 and certain predecessor credit facilities (the “Credit Facilities”). In connection with the inquiry process, on October 19, 2012, the Audit Committee, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for each of the quarters ended March 31, 2012 and June 30, 2012, should no longer be relied upon. Upon completion of the inquiry in June 2013, it was determined that there were errors in the Company’s previously issued financial statements for each of the years in the twelve year period ended December 31, 2011 (including the interim periods within those years), and for each of the calendar quarters ended March 31, 2012 and June 30, 2012, and such financial statements should be restated.

For purposes of its financial statements as of December 31, 2012, the Company has recorded reserves related to the tax effects of the cumulative potential deemed dividends (1) in connection with the Credit Facilities based on a deemed repatriation of $1,194,150 of foreign earnings and (2) related to intercompany balances resulting in the inclusion of $77,000 of foreign earnings in taxable income. The potential deemed repatriation amount of $1,194,150, takes into account certain defenses available to the Company that the Company believes are more- likely-than-not to be successful. The Company also has recorded a deferred tax liability of $103,388 for the tax effects of unremitted earnings of foreign subsidiaries, which reflects amounts that may be included in taxable income as deemed dividends for taxable year 2013 and future years.

3.	In August 2013, the Company reclassified a $3,211 reduction of charter hire expense previously recorded in the period from January 2013 to July 2013 (thus increasing charter hire expense) to Reorganization Items. This adjustment related to the classification of the accrued liability representing the unamortized balance of the straight-lining of charter rates that was outstanding at the date certain time charters were renegotiated. The books and records for the period November 2012 to July 2013 have accordingly been revised from those previously presented.

4.	In August 2013, the Company reclassified $926 in professional fees incurred during the period April 2013 to July 2013 and previously included in General and administrative expenses to Reorganization items. The books and records for the period April 2013 to July 2013 have accordingly been revised from those previously presented.

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Statements of Operations (continued)

For the Periods August 1, 2013 through August 31, 2013, and

November 14, 2012 through August 31, 2013

(in thousands of dollars)

5.	Reorganization Items consists of the following:

	August 1, 2013	November 14, 2012
	through	through
	August 31, 2013	August 31, 2013
Professional fees, including Trustee Fees of $250 and $2,702	$4,458	$52,444
Expenses incurred on rejected executory contracts	$-	$220,737
	$4,458	$273,181

The books and records include estimations of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors, and the Debtors ceased performing under the charters prior to July 31, 2013. These amounts are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determination of the secured status of certain claims, the value of any collateral securing such claims, continued reconciliation or other events. In August 2013, the Company recorded an increase of $2,429 in the estimated liability for an executory contract, a time charter-in, which was rejected prior to August 2013. The books and records for the period November 14, 2012 to July 2013 have accordingly been revised from those previously presented.

6.	In August 2013, the Company calculated and recorded income tax provisions or benefits for federal income taxes for the period from January 2013 to August 2013. Accordingly, the books and records for the period January 2013 to July 2013 have been revised from those previously presented.

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and August 31, 2013

(in thousands of dollars)

	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$477,973	$620,543
Voyage receivables	171,753	128,608
Other receivables	59,295	32,262
Inventory	14,150	16,236
Prepaid expenses and other current assets	46,636	29,355
Total Current Assets	769,807	827,004
Vessels and other property, less accumulated depreciation	3,135,823	2,763,502
Deferred drydock expenditures, net	73,898	59,040
Total Vessels, Deferred Drydock and Other Property	3,209,721	2,822,542
Investments in Affiliated Companies	247,964	311,103
Intangible Assets, less accumulated amortization	72,655	68,519
Goodwill	9,589	9,589
Other Assets	16,464	25,843
Total Assets	$4,326,200	$4,064,600

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable, accrued expenses and other current liabilities	$93,170	$462,773
Total Current Liabilities	93,170	462,773

Noncurrent Liabilities:
Deferred Gain/(loss) on Sale and Leaseback of Vessels	5,457	-
Deferred Taxes and Other Liabilities	758,736	396,035
Liabilities Subject to Compromise	2,623,588	2,824,977
Total Noncurrent Liabilities	3,387,781	3,221,012

Total Liabilities	3,480,951	3,683,785
Equity:
Total Equity	845,249	380,815
Total Liabilities and Equity	$4,326,200	$4,064,600

See Notes to Unaudited Condensed Consolidated Balance Sheets on the following page

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and August 31, 2013

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Unaudited Condensed Consolidated Balance Sheets have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	In October 2012, at the request and under the direction of the audit committee of the board of directors of the Company (the “Audit Committee”), the Company, with the assistance of counsel, commenced an inquiry into the Company’s provision for United States (“U.S.”) federal income taxes in light of certain provisions contained in the Company’s unsecured revolving credit facility scheduled to mature on February 8, 2013 and certain predecessor credit facilities (the “Credit Facilities”). In connection with the inquiry process, on October 19, 2012, the Audit Committee, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for each of the quarters ended March 31, 2012 and June 30, 2012, should no longer be relied upon. Upon completion of the inquiry it was determined that there were errors in the Company’s previously issued financial statements for each of the years in the twelve year period ended December 31, 2011 (including the interim periods within those years), and for each of the calendar quarters ended March 31, 2012 and June 30, 2012, and such financial statements should be restated.

For purposes of its financial statements as of December 31, 2012, the Company has recorded reserves related to the tax effects of the cumulative potential deemed dividends (1) in connection with the Credit Facilities based on a deemed repatriation of $1,194,150 of foreign earnings and (2) related to intercompany balances resulting in the inclusion of $77,000 of foreign earnings in taxable income. The potential deemed repatriation amount of $1,194,150, takes into account certain defenses available to the Company that the Company believes are more- likely-than-not to be successful. The Company also has recorded a deferred tax liability of $103,388 for the tax effects of unremitted earnings of foreign subsidiaries, which reflects amounts that may be included in taxable income as deemed dividends for taxable year 2013 and future years.

The Company has also restated the consolidated balance sheet as of December 31, 2011 and the related consolidated statements of operations, comprehensive loss, changes in equity and cash flows for the year ended December 31, 2011 to reflect the correction of an error in the method used to estimate the credit valuation adjustments associated with the fair valuation of the interest rate swap derivative contracts of certain of the Company’s equity method investees. The credit risk valuation adjustments were incorrectly estimated without giving consideration to the credit enhancements that were contractually linked to the obligations under such contracts for the year ended December 31, 2011 and for the quarters ended March 31, 2012 and June 30, 2012. Such error overstated the investments in affiliated companies by $19,015 and retained earnings by $1,499 and understated net loss by $1,499 and accumulated other comprehensive loss by $17,516 as of and for the year ended December 31, 2011. The appropriate estimation of the credit risk valuation adjustments has been applied within the consolidated financial statements for the year ended December 31, 2012.

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets (continued)

As of November 13, 2012 and August 31, 2013

(in thousands of dollars)

3.	The liabilities reported in the Unaudited Condensed Consolidated Balance Sheets do not currently reflect a complete analysis regarding potential claims under the Bankruptcy Code, however, the balance sheet as of August 31, 2013 does include the Debtors’ estimates of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors for which performance had also ceased by the end of the reporting period.

4.	The Company allocated liabilities between pre-petition and post-petition periods based on the information available and research conducted in connection with the preparation of this Monthly Operating Report. As additional information becomes available, the allocation of liabilities between the pre-petition and post-petition periods may change.

5.	As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, as interest on the Company’s unsecured debt subsequent to the Petition Date is not expected to be an allowed claim, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is still being determined, and accordingly, the Company does not know if the value of the collateral is sufficient to satisfy the secured debt claims. As a result, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date. The Adequate Protection Interest Payments are being characterized as payments on the prepetition principal amounts outstanding under the term loan agreements commencing with the monthly operating report for June 2013.

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets (continued)

As of November 13, 2012 and August 31, 2013

(in thousands of dollars)

6.	Liabilities Subject to Compromise consist of the following:

	November 13, 2012	August 31, 2013
Pre-petition accounts payable, accrued expenses and other liabilities	$398	3,817
Senior Notes	500,780	500,780
Unsecured revolver	1,488,579	1,488,579
Accrued interest and fees on unsecured revolver and senior notes	10,878	10,878
Secured debt and accrued interest	578,024	566,071
Derivative liabilities	3,566	3,566
Pension and other postretirement benefit plan liabilities	41,363	37,020
Accrued liabilities relating to rejected executory contracts	0	214,266

	$2,623,588	$2,824,977

The reduction in Pension and other postretirement benefit plan liabilities in the above table is principally attributable to an increase in the discount rate subsequent to November 13, 2012 that was used to calculate the benefit obligation under the Debtors’ domestic defined benefit pension plan. In August 2013, the Company recorded an increase of $2,429 in the estimated liability for an executory contract, a time charter-in, which was rejected prior to August. The books and records for the period November 14, 2012 to July 2013 have accordingly been revised from those previously presented.

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Declaration Regarding the Status of Post-Petition Taxes of the Debtors

As of August 31, 2013

STATE OF NEW YORK

NEW YORK COUNTY

Jerry Miller hereby declares and states:

1.          I am Controller for Overseas Shipholding Group, Inc., a corporation organized under the laws of the State of Delaware and the Debtor in the above-captioned chapter 11 cases (the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.

2.          All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3.          To the best of my knowledge, the Debtors have filed all necessary federal, state and local post-petition tax returns and made all required post-petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.1

Dated: October 15, 2013	Respectfully submitted,
New York, New York

/s/ Jerry Miller
Jerry Miller
Controller, Overseas Shipholding Group, Inc.

1 The Debtors used ADP for the remittance of all payroll taxes.

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-4

Overseas Shipholding Group, Inc.

Consolidated Summary of Unpaid Post-Petition Accounts Payable1

August 31, 2013

Days Past Due
Current	1-30	31-60	61-90	>91	Total
$9,764,801	$1,899,266	$2,589,849	$175,700	$(177,701)	$14,251,915
69%	13%	18%	1%	-1%	100%

1 The post-petition accounts payable is reported at a consolidated basis including both Debtors and non-Debtor subsidiaries to more completely reflect the liabilities of all Debtor entities, many of which utilize non-Debtor affiliates as their paying agent under the centralized cash management system of the Company. The accounts payable reported represent open trade vendor invoices that have been entered into the Company’s accounts payable system and pre-petition amounts that the Company intends to pay in accordance with various orders of the Bankruptcy Court. This summary does not include accruals for invoices not yet received or approved.

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-5

Overseas Shipholding Group, Inc.

Consolidated Trade Accounts Receivable and Aging

August 31, 2013

	Days Aged [1]
	0-30	31-60	61-90	91-120	120-180	> 180	Total
Trade Receivables:
Trade - Invoiced [2]	$4,157,587	$2,303,703	$1,937,405	$2,627,208	$2,703,584	$4,946,463	$18,675,950
Trade - Accrued and Unbilled[3]							$23,863,235
Trade - Pools[4]							$87,765,723
Allowance for Doubtful Receivables							$(2,291,923)
Accounts Receivable	$4,157,587	$2,303,703	$1,937,405	$2,627,208	$2,703,584	$4,946,463	$128,012,985
Percentage of Trade-Invoiced [5]	22%	12%	10%	14%	15%	27%	100%

Notes:

1      Days Aged is based on the date of invoice

2      Represents invoiced freight & miscellaneous, demurrage and non-voyage accounts receivable for the consolidated Company.

3      Represents unbilled trade accounts receivables of the consolidated Company

4      Represents undistributed earnings receivable from the commercial pools in which the Company participates

5      Represents percentage of Trade-Invoiced amounts only

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-6

Debtor Questionnaire

For the Period August 1, 2013 through August 31, 2013

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period. If yes, provide an explanation below.	X1
3.	Have all post-petition tax returns been timely filed? If no, provide an explanation.	X
4.	Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation.	X
5.	Have any bank accounts been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to Local Rule 4001-3		X

1 As provided for in the Final Order Pursuant to 11 U.S.C. §§ 105(a), 345, 363(c)(1), 364(a), 364(c) and 503(b)(1), and Fed. R. Bankr. P. 6003: (A) Approving the Continued Use of the Cash Management System, Bank Accounts and Business Forms; (B) Permitting Continued Intercompany Transactions and Transfers and Granting Liens, Claims and Other Relief in Connection Therewith; (C) Authorizing Banks to Honor Certain Transfers and Charge Certain Fees and Other Amounts; and (D) Approving Limited Waiver of Section 345 dated January 24, 2013 [D.I. 0396] (the “Cash Management Order”), certain non-Debtor affiliates pay expenses to third parties on behalf of current or prior vessel-operating Debtors, including the payment of general and administrative expenses incurred by such non-Debtor affiliates. These non-Debtor affiliates are funded through Intercompany Revolvers, as defined in the Cash Management Order.

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Overseas Shipholding Group, Inc.	12-20000
OSG International, Inc.	12-20001
OSG Bulk Ships, Inc.	12-20002
1372 Tanker Corporation	12-20003
Africa Tanker Corporation	12-20004
Alcesmar Limited	12-20005
Alcmar Limited	12-20006
Alpha Suezmax Corporation	12-20007
Alpha Tanker Corporation	12-20008
Amalia Product Corporation	12-20009
Ambermar Product Carrier Corporation	12-20010
Ambermar Tanker Corporation	12-20011
Andromar Limited	12-20012
Antigmar Limited	12-20013
Aqua Tanker Corporation	12-20014
Aquarius Tanker Corporation	12-20015
Ariadmar Limited	12-20016
Aspro Tanker Corporation	12-20017
Atalmar Limited	12-20018
Athens Product Tanker Corporation	12-20019
Atlas Chartering Corporation	12-20020
Aurora Shipping Corporation	12-20021
Avila Tanker Corporation	12-20022
Batangas Tanker Corporation	12-20023
Beta Aframax Corporation	12-20024
Brooklyn Product Tanker Corporation	12-20025
Cabo Hellas Limited	12-20026
Cabo Sounion Limited	12-20027
Caribbean Tanker Corporation	12-20028
Carina Tanker Corporation	12-20029
Carl Product Corporation	12-20030
Concept Tanker Corporation	12-20031
Crown Tanker Corporation	12-20032
Delphina Tanker Corporation	12-20033
Delta Aframax Corporation	12-20034
DHT Ania Aframax Corp.	12-20035
DHT Ann VLCC Corp.	12-20036
DHT Cathy Aframax Corp.	12-20037
DHT Chris VLCC Corp.	12-20038
DHT Rebecca Aframax Corp.	12-20039

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
DHT Regal Unity VLCC Corp.	12-20040
DHT Sophie Aframax Corp.	12-20041
Dignity Chartering Corporation	12-20042
Edindun Shipping Corporation	12-20043
Eighth Aframax Tanker Corporation	12-20044
Epsilon Aframax Corporation	12-20045
First Chemical Carrier Corporation	12-20046
First LPG Tanker Corporation	12-20047
First Union Tanker Corporation	12-20048
Fourth Aframax Tanker Corporation	12-20049
Front President Inc.	12-20050
Goldmar Limited	12-20051
GPC Aframax Corporation	12-20052
Grace Chartering Corporation	12-20053
International Seaways, Inc.	12-20054
Jademar Limited	12-20055
Joyce Car Carrier Corporation	12-20056
Juneau Tanker Corporation	12-20057
Kimolos Tanker Corporation	12-20058
Kythnos Chartering Corporation	12-20059
Leo Tanker Corporation	12-20060
Leyte Product Tanker Corporation	12-20061
Limar Charter Corporation	12-20062
Luxmar Product Tanker Corporation	12-20063
Luxmar Tanker LLC	12-20064
Majestic Tankers Corporation	12-20065
Maple Tanker Corporation	12-20066
Maremar Product Tanker Corporation	12-20067
Maremar Tanker LLC	12-20068
Marilyn Vessel Corporation	12-20069
Maritrans General Partner Inc.	12-20070
Maritrans Operating Company L.P.	12-20071
Milos Product Tanker Corporation	12-20072
Mindanao Tanker Corporation	12-20073
Mykonos Tanker LLC	12-20074
Nedimar Charter Corporation	12-20075
Oak Tanker Corporation	12-20076
Ocean Bulk Ships, Inc.	12-20077
Oceania Tanker Corporation	12-20078
OSG 192 LLC	12-20079
OSG 209 LLC	12-20080

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG 214 LLC	12-20081
OSG 215 Corporation	12-20082
OSG 242 LLC	12-20083
OSG 243 LLC	12-20084
OSG 244 LLC	12-20085
OSG 252 LLC	12-20086
OSG 254 LLC	12-20087
OSG 300 LLC	12-20088
OSG 400 LLC	12-20089
OSG America L.P.	12-20090
OSG America LLC	12-20091
OSG America Operating Company LLC	12-20092
OSG Car Carriers, Inc.	12-20093
OSG Clean Products International, Inc.	12-20094
OSG Columbia LLC	12-20095
OSG Constitution LLC	12-20096
OSG Courageous LLC	12-20097
OSG Delaware Bay Lightering LLC	12-20098
OSG Discovery LLC	12-20099
OSG Endeavor LLC	12-20100
OSG Endurance LLC	12-20101
OSG Enterprise LLC	12-20102
OSG Financial Corp.	12-20103
OSG Freedom LLC	12-20104
OSG Honour LLC	12-20105
OSG Independence LLC	12-20106
OSG Intrepid LLC	12-20107
OSG Liberty LLC	12-20108
OSG Lightering LLC	12-20109
OSG Lightering Acquisition Corporation	12-20110
OSG Lightering Solutions LLC	12-20111
OSG Mariner LLC	12-20112
OSG Maritrans Parent LLC	12-20113
OSG Navigator LLC	12-20114
OSG New York, Inc.	12-20115
OSG Product Tankers AVTC, LLC	12-20116
OSG Product Tankers Member LLC	12-20117
OSG Product Tankers II, LLC	12-20118
OSG Product Tankers I, LLC	12-20119
OSG Product Tankers, LLC	12-20120
OSG Quest LLC	12-20121

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG Seafarer LLC	12-20122
OSG Ship Management, Inc.	12-20123
OSG Valour LLC	12-20124
Overseas Allegiance Corporation	12-20125
Overseas Anacortes LLC	12-20126
Overseas Boston LLC	12-20127
Overseas Diligence LLC	12-20128
Overseas Galena Bay LLC	12-20129
Overseas Houston LLC	12-20130
Overseas Integrity LLC	12-20131
Overseas Long Beach LLC	12-20132
Overseas Los Angeles LLC	12-20133
Overseas Martinez LLC	12-20134
Overseas New Orleans LLC	12-20135
Overseas New York LLC	12-20136
Overseas Nikiski LLC	12-20137
Overseas Perseverance Corporation	12-20138
Overseas Philadelphia LLC	12-20139
Overseas Puget Sound LLC	12-20140
Overseas Sea Swift Corporation	12-20141
Overseas Shipping (GR) Ltd.	12-20142
Overseas ST Holding LLC	12-20143
Overseas Tampa LLC	12-20144
Overseas Texas City LLC	12-20145
Pearlmar Limited	12-20146
Petromar Limited	12-20147
Pisces Tanker Corporation	12-20148
Polaris Tanker Corporation	12-20149
Queens Product Tanker Corporation	12-20150
Reymar Limited	12-20151
Rich Tanker Corporation	12-20152
Rimar Chartering Corporation	12-20153
Rosalyn Tanker Corporation	12-20154
Rosemar Limited	12-20155
Rubymar Limited	12-20156
Sakura Transport Corp.	12-20157
Samar Product Tanker Corporation	12-20158
Santorini Tanker LLC	12-20159
Serifos Tanker Corporation	12-20160
Seventh Aframax Tanker Corporation	12-20161
Shirley Tanker SRL	12-20162

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Sifnos Tanker Corporation	12-20163
Silvermar Limited	12-20164
Sixth Aframax Tanker Corporation	12-20165
Skopelos Product Tanker Corporation	12-20166
Star Chartering Corporation	12-20167
Suezmax International Agencies, Inc.	12-20168
Talara Chartering Corporation	12-20169
Third United Shipping Corporation	12-20170
Tokyo Transport Corp.	12-20171
Transbulk Carriers, Inc.	12-20172
Troy Chartering Corporation	12-20173
Troy Product Corporation	12-20174
Urban Tanker Corporation	12-20175
Vega Tanker Corporation	12-20176
View Tanker Corporation	12-20177
Vivian Tankships Corporation	12-20178
Vulpecula Chartering Corporation	12-20179
Wind Aframax Tanker Corporation	12-20180

Monthly Operating Report

August 1, 2013 through August 31, 2013

Appendix B

Overseas Shipholding Group, Inc., et al.

Listing of Debtors' Bank Accounts and Book Balances as of August 31, 20131

(in USD)

Debtor	EIN	Bank	Currency	Account Number	USD Balance per Books as of August 31, 2013
Cabo Hellas Limited	98-0465299	JP Morgan Chase	USD	XXX-XX0606	-
Cabo Sounion Limited	98-0465296	JP Morgan Chase	USD	XXX-XX0614	-
Delta Aframax Corporation	98-0489892	HSBC	USD	XXXXX6729	1,000.00
Epsilon Aframax Corporation	98-0489895	HSBC	USD	XXXXX6737	1,000.00
Front President Inc.	77-0681687	HSBC	USD	XXXXX6745	1,000.00
Maple Tanker Corporation	98-0595229	HSBC	USD	XXXX6761	1,000.00
Oak Tanker Corporation	98-0595234	HSBC	USD	XXXX6753	1,000.00
OSG America Operating Company LLC	45-0575493	Fifth Third Bank - Tampa	USD	XXXXXXX3987	179,350,693.96
OSG Bulk Ships, Inc.	13-2632600	Fifth Third Bank - Tampa	USD	XXXXXXX4290	3,520,078.30
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXXX-XXXXX0-509	(4,438,593.02)
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXX-X-XX7251	15,167,848.34
OSG Financial Corp.	13-3178639	JP Morgan Chase	USD	XXX-X-XX3754	255,848.01
OSG International, Inc.	98-0467117	HSBC	USD	XXXXX6923	2,330,943.26
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXX-X-XX5113	102,095,477.66
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXXXX7192	10,167,270.88
OSG Lightering LLC	98-0380553	Bank of Oklahoma	USD	XXXXX9048	13,713,873.54
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9108	(36,822.03)
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9174	1.00
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX2788	10,000.30
OSG Ship Management, Inc.	13-3589004	Fifth Third Bank - Tampa	USD	XXXXXX2932	35,901.54
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX6624	461,483.88
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX5045	72,506.83
Overseas Shipholding Group, Inc.	13-2637623	DnB NOR Bank ASA	USD	XXXX6002	1,440.55
Overseas Shipholding Group, Inc.	13-2637623	TD Bank, N.A.	USD	XXX-XXX6647	24,047,843.21
Overseas Shipholding Group, Inc.	13-2637623	Morgan Stanley	USD	XXX-XXXXX1-852	-
Overseas Shipholding Group, Inc.	13-2637623	BlackRock	USD	X4888	90,006,215.09
Overseas Shipholding Group, Inc.	13-2637623	Fidelity	USD	XXXXXXX7175	95,720,596.43
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-X-XX5014	2,356,458.70
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX6306	55,005,050.75
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-XX9772	5,000.00
Rosemar Limited	98-0417974	JP Morgan Chase	USD	XXX-XX0959	-
Rubymar Limited	98-0420767	JP Morgan Chase	USD	XXX-XX0967	-
Serifos Tanker Corporation	98-0513004	JPMorgan Chase	USD	XXXX0222	-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	USD	XXXXXX-XXX4290	9.48
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX9190	-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX6490	4,186.19
Sifnos Tanker Corporation	98-0513006	JPMorgan Chase	USD	XXXXX0230	-
				TOTAL	$589,858,312.85

1 Petty cash accounts with nominal balances maintained at certain office locations have been excluded from this list, but are reported in the Cash and Cash Equivalents line item in the balance sheets presented herein.

Preliminary and Unaudited

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets

These unaudited condensed consolidating financial statements are provided to fulfill the requirements of the Office of the United States Trustee. Amounts in the columns and rows in the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets may not sum to subtotal or total amounts due to rounding. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. The Company put forth significant efforts to attribute the results of operations to the proper legal entity. However, because the Company’s accounting systems, policies, and practices were developed with a view to producing consolidated reporting, rather than by legal entity, it is possible that not all assets and liabilities and/or results of operations have been recorded at the correct legal entity in the unaudited condensed consolidating financial statements. These statements should be read in conjunction with the General Notes contained within this Monthly Operating Report. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR.

In accordance with normal Company practice, adjustments related to prior periods are recorded and reflected in the period in which it is determined that such adjustments are needed.

The Company is a publicly-held company that prepared and filed consolidated financial statements on a quarterly basis. In accordance with the Company’s historic policies and practices related to quarterly reporting, certain information contained in the Monthly Operating Reports is estimated in the first and second months of each calendar quarter, then reconciled to actual results and/or other analysis performed quarterly and adjusted accordingly in the final month of the calendar quarter.

Post-petition interest expense and interest income on intercompany loans from Non-Debtors to Debtors is included in Other Income in the accompanying Unaudited Condensed Consolidating Statements of Operations.

The Company owns a fleet of ten (10) articulated tug-barges (“ATB”). An ATB consists of a tug and a barge. Each tug and its respective barge are owned by a different Debtor. The revenue associated with the operation of an ATB is recorded on the related barge Debtor entity, whereas the operating expenses of the ATB are recorded on both the related tug and barge respective Debtor entities, based on the specific expenses incurred by each.

All of the Company's chartered in vessels are accounted for as operating leases. ASC Topic 840 states that if costs expected to be incurred under an operating sublease (that is, executory costs, which represent costs typically classified as voyage expenses, and charter hire expense - rental payments) exceed anticipated revenue on the operating sublease, a loss shall be recognized by the sublessor in the period it executed the sublease. The provision for a loss on a sublease would be based on the net expected future cash disbursements. Credits to charter hire expense arise, when terms of the sublease, time charter-out, are modified in a period subsequent to the period in which the provision is recorded.

Monthly Operating Report

August 1, 2013 through August 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets (continued)

As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, as interest on the Company’s unsecured debt subsequent to the Petition Date is not expected to be an allowed claim, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is still being determined, and accordingly, the Company does not know if the value of the collateral is sufficient to satisfy the secured debt claims. As a result, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date. The Adequate Protection Interest Payments are being characterized as payments on the prepetition principal amounts outstanding under the term loan agreements commencing with the monthly operating report for June 2013.

The average monthly crew costs for the international flag business were approximately $6.2 million per month for the eight months ended August 31, 2013. The average monthly base compensation and benefit costs for onshore personnel related to the international flag business and corporate office not associated with the international flag business are approximately $2.2 million and $0.2 million per month, respectively. Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2012 have been reflected in the financial statements presented herein.

Monthly Operating Report

August 1, 2013 through August 31, 2013

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Overseas Shipholding Group, Inc.		OSG International, Inc.
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$42	$44	$-	$(19)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	42	44	-	(19)
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	(64)
Charter hire expenses	-	-	49	49
Depreciation and amortization	-	-	-	-
General and administrative	1,089	5,052	275	4,084
(Gain)/loss on disposal of vessels, including impairments	-	-	-	0
Total Operating Expenses	1,089	5,052	324	4,070
Income/(loss) from Vessel Operations	(1,047)	(5,007)	(324)	(4,088)
Equity in Income/(loss) of Affiliated Companies	-	215	865	6,172
Operating Income/(loss)	(1,047)	(4,792)	541	2,083
Other Income/(expense)	527	4,908	(1,662)	(14,288)
Income/(loss) before Interest Expense and Income Taxes	(520)	116	(1,121)	(12,205)
Interest Expense	-	0	-	0
Income/(loss) before Reorganization Items and Income Taxes	(520)	116	(1,121)	(12,205)
Reorganization Items, net	4,443	54,934	-	-
Income/(loss) before Income Taxes	(4,964)	(54,818)	(1,121)	(12,205)
Income Tax (Benefit)/Provision	86	(11,048)	6	102
Net Income/(Loss)	$(5,050)	$(43,769)	$(1,127)	$(12,306)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 38 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	OSG Bulk Ships, Inc.		1372 Tanker Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$115	$3,402
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	1,352	2,994
	-	-	1,467	6,395
Operating Expenses:
Voyage expenses	-	-	309	1,909
Vessel expenses	(71)	(7)	196	2,472
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	260	2,448
General and administrative	84	165	-	0
(Gain)/loss on disposal of vessels, including impairments	-	(4)	-	-
Total Operating Expenses	13	153	764	6,829
Income/(loss) from Vessel Operations	(13)	(153)	703	(434)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(13)	(153)	703	(434)
Other Income/(expense)	(210)	(1,934)	(1)	(6)
Income/(loss) before Interest Expense and Income Taxes	(223)	(2,087)	702	(440)
Interest Expense	-	0	(2)	(12)
Income/(loss) before Reorganization Items and Income Taxes	(223)	(2,087)	700	(453)
Reorganization Items, net	-	-	5	31
Income/(loss) before Income Taxes	(223)	(2,087)	695	(484)
Income Tax (Benefit)/Provision	-	539	-	-
Net Income/(Loss)	$(223)	$(2,626)	$695	$(484)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 39 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Africa Tanker Corporation		Alcesmar Limited
(000s)	August 1 – 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$441	$4,074
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	4
	-	-	441	4,077
Operating Expenses:
Voyage expenses	-	-	-	7
Vessel expenses	6	56	212	1,777
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	111	1,198
General and administrative	-	87	0	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	18,737
Total Operating Expenses	6	142	323	21,718
Income/(loss) from Vessel Operations	(6)	(142)	118	(17,641)
Equity in Income/(loss) of Affiliated Companies	2,913	24,722	-	-
Operating Income/(loss)	2,906	24,579	118	(17,641)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2,906	24,579	118	(17,641)
Interest Expense	-	-	-	(5)
Income/(loss) before Reorganization Items and Income Taxes	2,906	24,579	118	(17,646)
Reorganization Items, net	-	-	5	31
Income/(loss) before Income Taxes	2,906	24,579	113	(17,677)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$2,906	$24,579	$113	$(17,677)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 40 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Alcmar Limited		Alpha Suezmax Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$444	$4,228	$1	$(129)
Time and bareboat charter revenues	-	0	-	1,276
Voyage charter revenues	-	3	-	14
	444	4,231	1	1,161
Operating Expenses:
Voyage expenses	-	(28)	-	183
Vessel expenses	166	1,731	0	351
Charter hire expenses	-	-	-	1,580
Depreciation and amortization	94	1,036	-	133
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	18,356	-	-
Total Operating Expenses	260	21,094	0	2,246
Income/(loss) from Vessel Operations	185	(16,864)	1	(1,086)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	185	(16,864)	1	(1,086)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	185	(16,864)	1	(1,086)
Interest Expense	-	(5)	-	-
Income/(loss) before Reorganization Items and Income Taxes	185	(16,869)	1	(1,086)
Reorganization Items, net	5	31	-	14,507
Income/(loss) before Income Taxes	180	(16,900)	1	(15,592)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$180	$(16,900)	$1	$(15,592)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 41 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Alpha Tanker Corporation		Amalia Product Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 – August 31, 2013

Shipping Revenues:

Pool revenues	$-	$(0)	$615	$5,407
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	9
	-	(0)	615	5,417
Operating Expenses:
Voyage expenses	-	-	(1)	8
Vessel expenses	-	-	198	1,807
Charter hire expenses	131	131	-	-
Depreciation and amortization	-	-	244	2,548
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	131	131	441	4,363
Income/(loss) from Vessel Operations	(131)	(131)	174	1,053
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(131)	(131)	174	1,053
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(131)	(131)	174	1,053
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(131)	(131)	174	1,053
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(131)	(131)	174	1,053
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(131)	$(131)	$174	$1,053

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 42 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation
(000s)	August 1 – 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 – August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	249	249	-	-
Voyage charter revenues	511	8,403	-	-
	760	8,653	-	-
Operating Expenses:
Voyage expenses	91	3,851	(4)	(4)
Vessel expenses	220	1,968	-	1
Charter hire expenses	-	-	-	-
Depreciation and amortization	78	901	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	15,735	-	-
Total Operating Expenses	390	22,454	(4)	(3)
Income/(loss) from Vessel Operations	370	(13,802)	4	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	370	(13,802)	4	3
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	370	(13,802)	4	3
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	370	(13,802)	4	3
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	370	(13,802)	4	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$370	$(13,802)	$4	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 43 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Andromar Limited		Antigmar Limited
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$444	$4,243	$432	$4,220
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	15	(76)	-	51
	460	4,166	432	4,272
Operating Expenses:
Voyage expenses	-	2	-	73
Vessel expenses	178	1,681	234	1,646
Charter hire expenses	-	-	-	-
Depreciation and amortization	101	1,096	87	961
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,207	-	18,905
Total Operating Expenses	279	21,986	321	21,585
Income/(loss) from Vessel Operations	181	(17,820)	111	(17,313)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	181	(17,820)	111	(17,313)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	181	(17,820)	111	(17,313)
Interest Expense	-	(5)	-	(5)
Income/(loss) before Reorganization Items and Income Taxes	181	(17,825)	111	(17,319)
Reorganization Items, net	5	31	5	31
Income/(loss) before Income Taxes	176	(17,856)	107	(17,350)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$176	$(17,856)	$107	$(17,350)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 44 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Aqua Tanker Corporation		Aquarius Tanker Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$(2)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	(13)	4,551
	-	(2)	(13)	4,551
Operating Expenses:
Voyage expenses	-	-	-	2,682
Vessel expenses	-	-	-	15
Charter hire expenses	(203)	(203)	(6)	1,918
Depreciation and amortization	-	-	-	-
General and administrative	3	3	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(200)	(200)	(6)	4,615
Income/(loss) from Vessel Operations	200	198	(8)	(64)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	200	198	(8)	(64)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	200	198	(8)	(64)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	200	198	(8)	(64)
Reorganization Items, net	-	-	-	1,838
Income/(loss) before Income Taxes	200	198	(8)	(1,902)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$200	$198	$(8)	$(1,902)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 45 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Ariadmar Limited		Aspro Tanker Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$439	$4,047	$-	$0
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	439	4,047	-	0
Operating Expenses:
Voyage expenses	1	(1)	-	-
Vessel expenses	168	1,728	-	-
Charter hire expenses	-	-	57	57
Depreciation and amortization	103	1,130	-	-
General and administrative	-	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,082	-	-
Total Operating Expenses	272	21,939	57	57
Income/(loss) from Vessel Operations	168	(17,892)	(57)	(57)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	168	(17,892)	(57)	(57)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	168	(17,892)	(57)	(57)
Interest Expense	-	(5)	-	-
Income/(loss) before Reorganization Items and Income Taxes	168	(17,897)	(57)	(57)
Reorganization Items, net	5	31	-	-
Income/(loss) before Income Taxes	163	(17,928)	(57)	(57)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$163	$(17,928)	$(57)	$(57)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 46 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Atalmar Limited		Athens Product Tanker Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	573	10,181	859	10,415
	573	10,181	859	10,415
Operating Expenses:
Voyage expenses	514	5,921	593	4,630
Vessel expenses	170	1,572	175	1,506
Charter hire expenses	-	-	-	-
Depreciation and amortization	98	1,073	136	1,279
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	18,960	-	-
Total Operating Expenses	781	27,526	904	7,414
Income/(loss) from Vessel Operations	(208)	(17,346)	(44)	3,001
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(208)	(17,346)	(44)	3,001
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(208)	(17,346)	(44)	3,001
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(208)	(17,346)	(44)	3,001
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(208)	(17,346)	(44)	3,001
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(208)	$(17,346)	$(44)	$3,001

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 47 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Atlas Chartering Corporation		Aurora Shipping Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$189	$3,468
Time and bareboat charter revenues	-	-	440	440
Voyage charter revenues	0	3,933	-	-
	0	3,933	629	3,908
Operating Expenses:
Voyage expenses	1	2,052	19	137
Vessel expenses	-	16	396	4,036
Charter hire expenses	-	1,982	-	-
Depreciation and amortization	-	-	242	2,246
General and administrative	-	-	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1	4,050	657	6,419
Income/(loss) from Vessel Operations	(1)	(117)	(28)	(2,510)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1)	(117)	(28)	(2,510)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(1)	(117)	(28)	(2,510)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1)	(117)	(28)	(2,510)
Reorganization Items, net	-	2,422	-	-
Income/(loss) before Income Taxes	(1)	(2,539)	(28)	(2,510)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(1)	$(2,539)	$(28)	$(2,510)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 48 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Avila Tanker Corporation		Batangas Tanker Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$0	$337	$495
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	0	337	495
Operating Expenses:
Voyage expenses	-	-	12	12
Vessel expenses	-	-	241	301
Charter hire expenses	(81)	(81)	-	-
Depreciation and amortization	-	-	218	330
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(81)	(81)	470	643
Income/(loss) from Vessel Operations	81	81	(133)	(147)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	81	81	(133)	(147)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	81	81	(133)	(147)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	81	81	(133)	(147)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	81	81	(133)	(147)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$81	$81	$(133)	$(147)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 49 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Beta Aframax Corporation		Brooklyn Product Tanker Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$(0)	$-	$-
Time and bareboat charter revenues	-	1,708	-	-
Voyage charter revenues	-	-	-	22
	-	1,708	-	22
Operating Expenses:
Voyage expenses	-	-	(13)	(69)
Vessel expenses	(2)	544	(1)	73
Charter hire expenses	-	1,714	-	-
Depreciation and amortization	-	26	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	(20)
Total Operating Expenses	(2)	2,283	(14)	(16)
Income/(loss) from Vessel Operations	2	(576)	14	37
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	2	(576)	14	37
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2	(576)	14	37
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	2	(576)	14	37
Reorganization Items, net	-	25,346	-	-
Income/(loss) before Income Taxes	2	(25,922)	14	37
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$2	$(25,922)	$14	$37

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 50 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Cabo Hellas Limited		Cabo Sounion Limited
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	377	3,537	346	3,309
Voyage charter revenues	-	8	-	11
	377	3,545	346	3,320
Operating Expenses:
Voyage expenses	11	99	9	88
Vessel expenses	227	1,804	375	2,132
Charter hire expenses	-	-	-	-
Depreciation and amortization	196	1,844	287	1,946
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	434	3,746	670	4,166
Income/(loss) from Vessel Operations	(58)	(201)	(324)	(846)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(58)	(201)	(324)	(846)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(58)	(201)	(324)	(846)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(58)	(201)	(324)	(846)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(58)	(201)	(324)	(846)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(58)	$(201)	$(324)	$(846)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 51 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Caribbean Tanker Corporation		Carina Tanker Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$(0)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	945	8,108	(16)	4,852
	945	8,108	(16)	4,852
Operating Expenses:
Voyage expenses	623	4,249	(4)	2,075
Vessel expenses	232	3,518	-	14
Charter hire expenses	-	-	-	2,146
Depreciation and amortization	50	843	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	17,385	-	-
Total Operating Expenses	904	25,995	(4)	4,235
Income/(loss) from Vessel Operations	41	(17,886)	(12)	616
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	41	(17,886)	(12)	616
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	41	(17,886)	(12)	616
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	41	(17,886)	(12)	616
Reorganization Items, net	-	-	-	3,197
Income/(loss) before Income Taxes	41	(17,886)	(12)	(2,581)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$41	$(17,886)	$(12)	$(2,581)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 52 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Carl Product Corporation		Concept Tanker Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$(15)	$(18)	$464	$4,162
Time and bareboat charter revenues	388	3,638	-	-
Voyage charter revenues	-	3	-	(4)
	373	3,622	464	4,158
Operating Expenses:
Voyage expenses	14	(295)	-	-
Vessel expenses	199	1,621	4	42
Charter hire expenses	-	-	403	4,095
Depreciation and amortization	246	2,569	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	460	3,896	407	4,136
Income/(loss) from Vessel Operations	(87)	(273)	57	22
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(87)	(273)	57	22
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(87)	(273)	57	22
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(87)	(273)	57	22
Reorganization Items, net	-	-	-	2,194
Income/(loss) before Income Taxes	(87)	(273)	57	(2,172)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(87)	$(273)	$57	$(2,172)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 53 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Crown Tanker Corporation		Delphina Tanker Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$33	$39	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	33	39	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	33	39	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	33	39	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	33	39	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	33	39	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	33	39	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$33	$39	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 54 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Delta Aframax Corporation		DHT Ania Aframax Corp.
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$(60)	$-	$0
Time and bareboat charter revenues	421	3,947	-	-
Voyage charter revenues	-	-	-	-
	421	3,887	-	0
Operating Expenses:
Voyage expenses	3	36	-	-
Vessel expenses	246	2,345	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	204	1,911	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	452	4,292	-	-
Income/(loss) from Vessel Operations	(31)	(406)	-	0
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(31)	(406)	-	0
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(31)	(406)	-	0
Interest Expense	-	(19)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(31)	(425)	-	0
Reorganization Items, net	4	129	-	-
Income/(loss) before Income Taxes	(36)	(554)	-	0
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(36)	$(554)	$-	$0

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 55 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$59	$574	$-	$244
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	59	574	-	244
Operating Expenses:
Voyage expenses	-	101	-	24
Vessel expenses	-	3	-	11
Charter hire expenses	-	1,412	-	964
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	1,516	-	999
Income/(loss) from Vessel Operations	59	(943)	-	(755)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	59	(943)	-	(755)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	59	(943)	-	(755)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	59	(943)	-	(755)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	59	(943)	-	(755)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$59	$(943)	$-	$(755)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 56 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$47	$35	$-	$0
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	47	35	-	0
Operating Expenses:
Voyage expenses	-	(0)	-	-
Vessel expenses	-	(5)	(0)	(0)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(5)	(0)	(0)
Income/(loss) from Vessel Operations	47	41	0	0
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	47	41	0	0
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	47	41	0	0
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	47	41	0	0
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	47	41	0	0
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$47	$41	$0	$0

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 57 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$42	$(25)	$-	$(66)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	42	(25)	-	(66)
Operating Expenses:
Voyage expenses	-	-	-	(3)
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	(3)
Income/(loss) from Vessel Operations	42	(25)	-	(63)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	42	(25)	-	(63)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	42	(25)	-	(63)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	42	(25)	-	(63)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	42	(25)	-	(63)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$42	$(25)	$-	$(63)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 58 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Dignity Chartering Corporation		Edindun Shipping Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$1	$346	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	(14)	-	-
	1	332	-	-
Operating Expenses:
Voyage expenses	-	(9)	-	-
Vessel expenses	0	399	-	-
Charter hire expenses	-	1,052	-	-
Depreciation and amortization	-	68	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	0	1,510	-	-
Income/(loss) from Vessel Operations	1	(1,177)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1	(1,177)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1	(1,177)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1	(1,177)	-	-
Reorganization Items, net	-	28,747	-	-
Income/(loss) before Income Taxes	1	(29,924)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1	$(29,924)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 59 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Eighth Aframax Tanker Corporation		Epsilon Aframax Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$429	$2,735	$360	$2,555
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	429	2,735	360	2,555
Operating Expenses:
Voyage expenses	-	(0)	1	167
Vessel expenses	149	2,123	147	2,001
Charter hire expenses	-	-	-	-
Depreciation and amortization	139	1,310	202	1,892
General and administrative	-	-	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	288	3,433	350	4,060
Income/(loss) from Vessel Operations	141	(697)	10	(1,506)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	141	(697)	10	(1,506)
Other Income/(expense)	-	-	(2)	(3)
Income/(loss) before Interest Expense and Income Taxes	141	(697)	8	(1,509)
Interest Expense	-	-	-	(14)
Income/(loss) before Reorganization Items and Income Taxes	141	(697)	8	(1,523)
Reorganization Items, net	-	-	4	129
Income/(loss) before Income Taxes	141	(697)	3	(1,652)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$141	$(697)	$3	$(1,652)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 60 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	First Chemical Carrier Corporation		First LPG Tanker Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	372	3,387	-	-
Voyage charter revenues	-	-	-	-
	372	3,387	-	-
Operating Expenses:
Voyage expenses	5	42	-	-
Vessel expenses	4	42	-	-
Charter hire expenses	376	2,350	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	384	2,434	-	-
Income/(loss) from Vessel Operations	(12)	953	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(12)	953	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(12)	953	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(12)	953	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(12)	953	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(12)	$953	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 61 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	First Union Tanker Corporation		Fourth Aframax Tanker Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$182	$3,337	$-	$1
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	1	1,181	10,292
	182	3,337	1,181	10,292
Operating Expenses:
Voyage expenses	41	295	636	5,788
Vessel expenses	326	3,146	227	2,196
Charter hire expenses	-	-	-	-
Depreciation and amortization	163	1,788	64	1,063
General and administrative	0	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,903	-	15,717
Total Operating Expenses	529	22,132	926	24,764
Income/(loss) from Vessel Operations	(347)	(18,794)	254	(14,472)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(347)	(18,794)	254	(14,472)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(347)	(18,794)	254	(14,472)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(347)	(18,794)	254	(14,472)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(347)	(18,794)	254	(14,472)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(347)	$(18,794)	$254	$(14,472)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 62 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Front President Inc.		Goldmar Limited
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$660	$5,178	$644	$5,105
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	(3)	(0)
	660	5,178	641	5,104
Operating Expenses:
Voyage expenses	(0)	332	-	7
Vessel expenses	100	2,373	161	2,063
Charter hire expenses	-	-	-	-
Depreciation and amortization	368	3,440	210	1,975
General and administrative	-	(0)	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	467	6,145	371	4,045
Income/(loss) from Vessel Operations	193	(967)	270	1,060
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	193	(967)	270	1,060
Other Income/(expense)	(2)	(12)	-	-
Income/(loss) before Interest Expense and Income Taxes	190	(979)	270	1,060
Interest Expense	-	(27)	-	-
Income/(loss) before Reorganization Items and Income Taxes	190	(1,006)	270	1,060
Reorganization Items, net	(3)	143	-	-
Income/(loss) before Income Taxes	194	(1,149)	270	1,060
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$194	$(1,149)	$270	$1,060

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 63 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	GPC Aframax Corporation		Grace Chartering Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$941	$(7)	$1,552
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	941	(7)	1,552
Operating Expenses:
Voyage expenses	1	24	-	-
Vessel expenses	(3)	1,140	-	8
Charter hire expenses	-	1,788	-	1,612
Depreciation and amortization	7	71	-	-
General and administrative	-	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	5	3,023	-	1,621
Income/(loss) from Vessel Operations	(5)	(2,082)	(7)	(68)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(5)	(2,082)	(7)	(68)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(5)	(2,082)	(7)	(68)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(5)	(2,082)	(7)	(68)
Reorganization Items, net	-	19,833	-	859
Income/(loss) before Income Taxes	(5)	(21,914)	(7)	(928)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(5)	$(21,914)	$(7)	$(928)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 64 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	International Seaways, Inc.		Jademar Limited
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$2,809	$19,656	$655	$5,113
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	(8)	3
	2,809	19,656	647	5,116
Operating Expenses:
Voyage expenses	-	84	3	20
Vessel expenses	266	1,550	164	1,689
Charter hire expenses	2,357	22,133	-	-
Depreciation and amortization	-	-	214	2,022
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	1	-	-
Total Operating Expenses	2,623	23,767	381	3,730
Income/(loss) from Vessel Operations	186	(4,111)	266	1,386
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	186	(4,111)	266	1,386
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	186	(4,111)	266	1,386
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	186	(4,111)	266	1,386
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	186	(4,111)	266	1,386
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$186	$(4,111)	$266	$1,386

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 65 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Joyce Car Carrier Corporation		Juneau Tanker Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	(61)	-	-
Voyage charter revenues	-	-	-	-
	-	(61)	-	-
Operating Expenses:
Voyage expenses	-	11	-	-
Vessel expenses	(7)	(11)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	(110)	-	-
Total Operating Expenses	(7)	(110)	-	-
Income/(loss) from Vessel Operations	7	49	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	7	49	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	7	49	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	7	49	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	7	49	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$7	$49	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 66 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Kimolos Tanker Corporation		Kythnos Chartering Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	324	8,808	918	8,665
	324	8,808	918	8,665
Operating Expenses:
Voyage expenses	325	5,018	521	4,614
Vessel expenses	258	1,692	192	1,709
Charter hire expenses	194	2,541	-	-
Depreciation and amortization	32	305	118	1,105
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	809	9,555	831	7,428
Income/(loss) from Vessel Operations	(485)	(747)	87	1,238
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(485)	(747)	87	1,238
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(485)	(747)	87	1,238
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(485)	(747)	87	1,238
Reorganization Items, net	-	10,467	-	-
Income/(loss) before Income Taxes	(485)	(11,214)	87	1,238
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(485)	$(11,214)	$87	$1,238

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 67 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Leo Tanker Corporation		Leyte Product Tanker Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$638	$2,606
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	4,765	(2)	3,426
	-	4,765	636	6,032
Operating Expenses:
Voyage expenses	2	2,818	64	1,365
Vessel expenses	-	18	138	1,630
Charter hire expenses	-	2,213	-	-
Depreciation and amortization	-	-	185	1,738
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	2	5,049	387	4,732
Income/(loss) from Vessel Operations	(2)	(283)	249	1,300
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(2)	(283)	249	1,300
Other Income/(expense)	-	-	(0)	(2)
Income/(loss) before Interest Expense and Income Taxes	(2)	(283)	249	1,299
Interest Expense	-	-	(0)	(5)
Income/(loss) before Reorganization Items and Income Taxes	(2)	(283)	249	1,293
Reorganization Items, net	-	1,873	(43)	31
Income/(loss) before Income Taxes	(2)	(2,157)	291	1,262
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(2)	$(2,157)	$291	$1,262

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 68 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Limar Charter Corporation		Luxmar Product Tanker Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	(14)	1,760	1,132	9,563
	(14)	1,760	1,132	9,563
Operating Expenses:
Voyage expenses	-	848	601	5,348
Vessel expenses	(6)	401	216	2,101
Charter hire expenses	-	765	-	-
Depreciation and amortization	-	437	95	1,136
General and administrative	0	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	16,941
Total Operating Expenses	(6)	2,452	912	25,527
Income/(loss) from Vessel Operations	(7)	(692)	220	(15,964)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(7)	(692)	220	(15,964)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(7)	(692)	220	(15,964)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(7)	(692)	220	(15,964)
Reorganization Items, net	-	7,293	-	-
Income/(loss) before Income Taxes	(7)	(7,984)	220	(15,964)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(7)	$(7,984)	$220	$(15,964)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 69 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Luxmar Tanker LLC		Majestic Tankers Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$(10)	$3,496
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	(10)	3,496
Operating Expenses:
Voyage expenses	-	6	108	495
Vessel expenses	150	174	315	3,971
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	179	1,985
General and administrative	-	0	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	20,232
Total Operating Expenses	150	180	602	26,682
Income/(loss) from Vessel Operations	(150)	(180)	(612)	(23,185)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(150)	(180)	(612)	(23,185)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(150)	(180)	(612)	(23,185)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(150)	(180)	(612)	(23,185)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(150)	(180)	(612)	(23,185)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(150)	$(180)	$(612)	$(23,185)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 70 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Oak Tanker Corporation		Maremar Product Tanker Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$(374)	$5,111	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	3	-	-
	(374)	5,114	-	-
Operating Expenses:
Voyage expenses	34	154	-	-
Vessel expenses	225	2,201	-	(3)
Charter hire expenses	-	-	-	-
Depreciation and amortization	454	4,263	-	-
General and administrative	-	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	714	6,618	-	(3)
Income/(loss) from Vessel Operations	(1,088)	(1,504)	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1,088)	(1,504)	-	3
Other Income/(expense)	(3)	(20)	-	-
Income/(loss) before Interest Expense and Income Taxes	(1,091)	(1,523)	-	3
Interest Expense	-	(34)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1,091)	(1,557)	-	3
Reorganization Items, net	4	129	-	-
Income/(loss) before Income Taxes	(1,095)	(1,686)	-	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(1,095)	$(1,686)	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 71 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Maremar Tanker LLC		Marilyn Vessel Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	171	262	-	-
Voyage charter revenues	-	5,822	-	-
	171	6,084	-	-
Operating Expenses:
Voyage expenses	(23)	3,599	-	-
Vessel expenses	43	1,864	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	45	931	-	-
General and administrative	-	5	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,057	-	-
Total Operating Expenses	65	22,455	-	-
Income/(loss) from Vessel Operations	106	(16,371)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	106	(16,371)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	106	(16,371)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	106	(16,371)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	106	(16,371)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$106	$(16,371)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 72 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 73 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Milos Product Tanker Corporation		Mindanao Tanker Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	554	8,959	-	-
	554	8,959	-	-
Operating Expenses:
Voyage expenses	417	4,149	-	-
Vessel expenses	165	1,590	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	140	1,311	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	722	7,050	-	-
Income/(loss) from Vessel Operations	(169)	1,909	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(169)	1,909	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(169)	1,909	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(169)	1,909	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(169)	1,909	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(169)	$1,909	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 74 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Mykonos Tanker LLC		Nedimar Charter Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,368	14,316	7	869
	1,368	14,316	7	869
Operating Expenses:
Voyage expenses	448	5,961	(1)	431
Vessel expenses	352	2,966	(6)	466
Charter hire expenses	-	-	-	613
Depreciation and amortization	177	1,616	-	172
General and administrative	16	153	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19	-	-
Total Operating Expenses	994	10,715	(7)	1,683
Income/(loss) from Vessel Operations	374	3,601	14	(814)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	374	3,601	14	(814)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	374	3,601	14	(814)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	374	3,601	14	(814)
Reorganization Items, net	-	-	-	3,476
Income/(loss) before Income Taxes	374	3,601	14	(4,290)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$374	$3,601	$14	$(4,290)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 75 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Maple Tanker Corporation		Ocean Bulk Ships, Inc.
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$62	$5,315	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	62	5,315	-	-
Operating Expenses:
Voyage expenses	25	207	-	-
Vessel expenses	220	2,237	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	454	4,260	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	699	6,704	-	-
Income/(loss) from Vessel Operations	(637)	(1,389)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(637)	(1,389)	-	-
Other Income/(expense)	(2)	(10)	-	-
Income/(loss) before Interest Expense and Income Taxes	(639)	(1,399)	-	-
Interest Expense	-	(33)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(639)	(1,431)	-	-
Reorganization Items, net	4	129	-	-
Income/(loss) before Income Taxes	(644)	(1,560)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(644)	$(1,560)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 76 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Oceania Tanker Corporation		OSG 192 LLC
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$715	$-	$-
Time and bareboat charter revenues	-	-	806	6,634
Voyage charter revenues	-	-	-	24
	-	715	806	6,658
Operating Expenses:
Voyage expenses	-	309	11	90
Vessel expenses	84	1,974	29	462
Charter hire expenses	-	-	-	-
Depreciation and amortization	155	1,686	176	2,255
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	31,352	-	-
Total Operating Expenses	239	35,321	216	2,807
Income/(loss) from Vessel Operations	(239)	(34,606)	590	3,851
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(239)	(34,606)	590	3,851
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(239)	(34,606)	590	3,851
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(239)	(34,606)	590	3,851
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(239)	(34,606)	590	3,851
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(239)	$(34,606)	$590	$3,851

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 77 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	OSG 209 LLC		OSG 214 LLC
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	811	7,429	930	7,203
Voyage charter revenues	9	125	51	555
	820	7,554	981	7,758
Operating Expenses:
Voyage expenses	14	195	35	667
Vessel expenses	24	367	71	515
Charter hire expenses	-	-	-	-
Depreciation and amortization	187	1,767	233	2,203
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	225	2,329	339	3,385
Income/(loss) from Vessel Operations	595	5,226	642	4,373
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	595	5,226	642	4,373
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	595	5,226	642	4,373
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	595	5,226	642	4,373
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	595	5,226	642	4,373
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$595	$5,226	$642	$4,373

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 78 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	OSG 215 Corporation		OSG 242 LLC
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	1,395	12,230
Voyage charter revenues	-	-	31	956
	-	-	1,426	13,186
Operating Expenses:
Voyage expenses	-	-	22	508
Vessel expenses	-	-	60	407
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	215	2,023
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	297	2,938
Income/(loss) from Vessel Operations	-	-	1,129	10,248
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	1,129	10,248
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	1,129	10,248
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	1,129	10,248
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	1,129	10,248
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$1,129	$10,248

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 79 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	OSG 243 LLC		OSG 244 LLC
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,395	7,187	505	7,757
Voyage charter revenues	23	4,366	21	158
	1,418	11,554	526	7,915
Operating Expenses:
Voyage expenses	17	811	8	108
Vessel expenses	36	411	32	398
Charter hire expenses	-	-	-	-
Depreciation and amortization	246	2,254	230	2,172
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	300	3,476	271	2,678
Income/(loss) from Vessel Operations	1,118	8,078	255	5,237
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,118	8,078	255	5,237
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1,118	8,078	255	5,237
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,118	8,078	255	5,237
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	1,118	8,078	255	5,237
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1,118	$8,078	$255	$5,237

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 80 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	OSG 252 LLC		OSG 254 LLC
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,054	7,159	-	-
Voyage charter revenues	20	4,461	1,023	8,898
	1,074	11,621	1,023	8,898
Operating Expenses:
Voyage expenses	18	1,335	14	139
Vessel expenses	21	345	74	536
Charter hire expenses	-	-	-	-
Depreciation and amortization	239	2,260	270	2,610
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	279	3,940	359	3,286
Income/(loss) from Vessel Operations	796	7,680	664	5,612
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	796	7,680	664	5,612
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	796	7,680	664	5,612
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	796	7,680	664	5,612
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	796	7,680	664	5,612
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$796	$7,680	$664	$5,612

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 81 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	OSG 300 LLC		OSG 400 LLC
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	(1)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	(1)
Income/(loss) from Vessel Operations	-	-	-	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	1
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	1
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	1
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	1
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 82 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	OSG America L.P.		OSG America LLC
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	1
Net Income/(Loss)	$-	$-	$-	$(1)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 83 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	OSG America Operating Company LLC		OSG Car Carriers, Inc.
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(1)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	383	3,667	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	383	3,666	-	-
Income/(loss) from Vessel Operations	(383)	(3,666)	-	-
Equity in Income/(loss) of Affiliated Companies	-	3,364	-	-
Operating Income/(loss)	(383)	(302)	-	-
Other Income/(expense)	22	121	-	-
Income/(loss) before Interest Expense and Income Taxes	(361)	(181)	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	(361)	(181)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(361)	(181)	-	-
Income Tax (Benefit)/Provision	-	1	-	-
Net Income/(Loss)	$(361)	$(182)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 84 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	OSG Clean Products International, Inc.		OSG Columbia LLC
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	(0)
Vessel expenses	-	-	243	2,175
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	75	707
General and administrative	-	-	7	66
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	325	2,948
Income/(loss) from Vessel Operations	-	-	(325)	(2,948)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(325)	(2,948)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(325)	(2,948)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(325)	(2,948)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	(325)	(2,948)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(325)	$(2,948)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 85 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	OSG Constitution LLC		OSG Courageous LLC
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	3	225	2,212
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	78	732
General and administrative	-	-	7	66
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	3	310	3,010
Income/(loss) from Vessel Operations	-	(3)	(310)	(3,010)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(3)	(310)	(3,010)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(3)	(310)	(3,010)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(3)	(310)	(3,010)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(3)	(310)	(3,010)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(3)	$(310)	$(3,010)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 86 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	OSG Delaware Bay Lightering LLC		OSG Discovery LLC
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	4,799	44,433	-	-
	4,799	44,433	-	-
Operating Expenses:
Voyage expenses	716	7,934	-	-
Vessel expenses	931	10,350	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	1,132	10,590	-	-
General and administrative	24	209	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	(814)
Total Operating Expenses	2,804	29,083	-	(814)
Income/(loss) from Vessel Operations	1,996	15,350	-	814
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,996	15,350	-	814
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1,996	15,350	-	814
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,996	15,350	-	814
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	1,996	15,350	-	814
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1,996	$15,350	$-	$814

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 87 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	OSG Endeavor LLC		OSG Endurance LLC
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	224	2,017
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	88	805
General and administrative	-	-	7	63
(Gain)/loss on disposal of vessels, including impairments	12	44	-	-
Total Operating Expenses	12	44	319	2,885
Income/(loss) from Vessel Operations	(12)	(44)	(319)	(2,885)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(12)	(44)	(319)	(2,885)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(12)	(44)	(319)	(2,885)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(12)	(44)	(319)	(2,885)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(12)	(44)	(319)	(2,885)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(12)	$(44)	$(319)	$(2,885)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 88 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	OSG Enterprise LLC		OSG Financial Corp.
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	241	2,278	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	110	1,047	-	-
General and administrative	6	63	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	358	3,388	-	-
Income/(loss) from Vessel Operations	(358)	(3,388)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(358)	(3,388)	-	-
Other Income/(expense)	-	-	-	(174)
Income/(loss) before Interest Expense and Income Taxes	(358)	(3,388)	-	(174)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(358)	(3,388)	-	(174)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(358)	(3,388)	-	(174)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(358)	$(3,388)	$-	$(174)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 89 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	OSG Freedom LLC		OSG Honour LLC
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	30	211	2,162
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	290	60	571
General and administrative	-	-	7	65
(Gain)/loss on disposal of vessels, including impairments	-	709	-	-
Total Operating Expenses	-	1,029	278	2,798
Income/(loss) from Vessel Operations	-	(1,029)	(278)	(2,798)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(1,029)	(278)	(2,798)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(1,029)	(278)	(2,798)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(1,029)	(278)	(2,798)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(1,029)	(278)	(2,798)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(1,029)	$(278)	$(2,798)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 90 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	OSG Independence LLC		OSG Intrepid LLC
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	9	-	-
Vessel expenses	243	2,104	248	2,313
Charter hire expenses	-	-	-	-
Depreciation and amortization	72	646	79	884
General and administrative	7	64	7	68
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	322	2,822	334	3,266
Income/(loss) from Vessel Operations	(322)	(2,822)	(334)	(3,266)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(322)	(2,822)	(334)	(3,266)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(322)	(2,822)	(334)	(3,266)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(322)	(2,822)	(334)	(3,266)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(322)	(2,822)	(334)	(3,266)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(322)	$(2,822)	$(334)	$(3,266)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 91 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	OSG Liberty LLC		OSG Lightering LLC
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	6,636	63,456
	-	-	6,636	63,456
Operating Expenses:
Voyage expenses	-	-	3,780	40,383
Vessel expenses	-	0	7	142
Charter hire expenses	-	-	1,965	21,731
Depreciation and amortization	-	-	140	1,306
General and administrative	-	-	218	2,202
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	0	6,109	65,764
Income/(loss) from Vessel Operations	-	(0)	527	(2,307)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(0)	527	(2,307)
Other Income/(expense)	-	-	1	8
Income/(loss) before Interest Expense and Income Taxes	-	(0)	528	(2,299)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(0)	528	(2,299)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(0)	528	(2,299)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(0)	$528	$(2,299)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 92 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 93 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	OSG Mariner LLC		OSG Maritrans Parent LLC
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	6	56
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	12	44	-	-
Total Operating Expenses	12	44	6	56
Income/(loss) from Vessel Operations	(12)	(44)	(6)	(56)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(12)	(44)	(6)	(56)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(12)	(44)	(6)	(56)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(12)	(44)	(6)	(56)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(12)	(44)	(6)	(56)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(12)	$(44)	$(6)	$(56)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 94 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	OSG Navigator LLC		OSG New York, Inc.
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$415	$5,050
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	(11)	4,013
	-	-	403	9,063
Operating Expenses:
Voyage expenses	-	-	36	2,164
Vessel expenses	223	2,139	6	56
Charter hire expenses	-	-	417	7,888
Depreciation and amortization	71	678	-	-
General and administrative	7	66	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	302	2,882	459	10,108
Income/(loss) from Vessel Operations	(302)	(2,882)	(56)	(1,045)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(302)	(2,882)	(56)	(1,045)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(302)	(2,882)	(56)	(1,045)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(302)	(2,882)	(56)	(1,045)
Reorganization Items, net	-	-	-	1,126
Income/(loss) before Income Taxes	(302)	(2,882)	(56)	(2,171)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(302)	$(2,882)	$(56)	$(2,171)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 95 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 96 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 97 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	OSG Product Tankers, LLC		OSG Quest LLC
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	6	27
Total Operating Expenses	-	-	6	27
Income/(loss) from Vessel Operations	-	-	(6)	(27)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(6)	(27)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(6)	(27)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(6)	(27)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	(6)	(27)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(6)	$(27)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 98 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	OSG Seafarer LLC		OSG Ship Management, Inc.
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(0)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	185	2,437
General and administrative	-	-	3,954	38,123
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(0)	4,139	40,560
Income/(loss) from Vessel Operations	-	0	(4,139)	(40,560)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	0	(4,139)	(40,560)
Other Income/(expense)	-	-	19	21
Income/(loss) before Interest Expense and Income Taxes	-	0	(4,120)	(40,539)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	0	(4,120)	(40,539)
Reorganization Items, net	-	-	-	1,823
Income/(loss) before Income Taxes	-	0	(4,120)	(42,362)
Income Tax (Benefit)/Provision	-	-	-	2
Net Income/(Loss)	$-	$0	$(4,120)	$(42,364)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 99 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	OSG Valour LLC		Overseas Allegiance Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 100 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Overseas Anacortes LLC		Overseas Boston LLC
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	2,015	17,557	1,651	15,496
Voyage charter revenues	-	15	-	32
	2,015	17,572	1,651	15,527
Operating Expenses:
Voyage expenses	25	235	21	231
Vessel expenses	608	5,217	610	5,350
Charter hire expenses	785	7,449	773	7,325
Depreciation and amortization	8	79	33	308
General and administrative	17	158	17	161
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,443	13,138	1,454	13,376
Income/(loss) from Vessel Operations	572	4,434	197	2,152
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	572	4,434	197	2,152
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	572	4,434	197	2,152
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	572	4,434	197	2,152
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	572	4,434	197	2,152
Income Tax (Benefit)/Provision	-	22	-	7
Net Income/(Loss)	$572	$4,412	$197	$2,145

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 101 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Overseas Diligence LLC		Overseas Galena Bay LLC
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(2)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(2)	-	-
Income/(loss) from Vessel Operations	-	2	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	2	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	2	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	2	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	2	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$2	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 102 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Overseas Houston LLC		Overseas Integrity LLC
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,449	13,604	-	-
Voyage charter revenues	-	-	-	-
	1,449	13,604	-	-
Operating Expenses:
Voyage expenses	6	57	-	-
Vessel expenses	543	5,196	-	(3)
Charter hire expenses	735	6,962	-	-
Depreciation and amortization	62	592	-	-
General and administrative	17	160	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,363	12,966	-	(3)
Income/(loss) from Vessel Operations	87	638	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	87	638	-	3
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	87	638	-	3
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	87	638	-	3
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	87	638	-	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$87	$638	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 103 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Overseas Long Beach LLC		Overseas Los Angeles LLC
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,457	13,560	1,442	13,524
Voyage charter revenues	-	-	-	7
	1,457	13,560	1,442	13,531
Operating Expenses:
Voyage expenses	12	113	12	120
Vessel expenses	629	5,359	575	5,299
Charter hire expenses	736	6,971	739	7,002
Depreciation and amortization	40	414	44	391
General and administrative	17	157	17	159
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,434	13,015	1,387	12,971
Income/(loss) from Vessel Operations	23	545	54	560
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	23	545	54	560
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	23	545	54	560
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	23	545	54	560
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	23	545	54	560
Income Tax (Benefit)/Provision	-	1	-	1
Net Income/(Loss)	$23	$544	$54	$559

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 104 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Overseas Martinez LLC		Overseas New Orleans LLC
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,790	15,190	-	-
Voyage charter revenues	-	31	-	-
	1,790	15,221	-	-
Operating Expenses:
Voyage expenses	20	232	-	-
Vessel expenses	693	5,879	-	5
Charter hire expenses	784	7,367	-	-
Depreciation and amortization	41	227	-	-
General and administrative	18	162	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,557	13,867	-	5
Income/(loss) from Vessel Operations	234	1,353	-	(5)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	234	1,353	-	(5)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	234	1,353	-	(5)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	234	1,353	-	(5)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	234	1,353	-	(5)
Income Tax (Benefit)/Provision	-	7	-	-
Net Income/(Loss)	$234	$1,346	$-	$(5)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 105 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Overseas New York LLC		Overseas Nikiski LLC
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,449	12,634	1,651	15,496
Voyage charter revenues	-	-	-	44
	1,449	12,634	1,651	15,540
Operating Expenses:
Voyage expenses	6	53	19	250
Vessel expenses	550	5,303	589	5,405
Charter hire expenses	742	7,040	774	7,336
Depreciation and amortization	40	400	46	431
General and administrative	17	159	17	161
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,356	12,954	1,445	13,583
Income/(loss) from Vessel Operations	94	(320)	206	1,957
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	94	(320)	206	1,957
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	94	(320)	206	1,957
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	94	(320)	206	1,957
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	94	(320)	206	1,957
Income Tax (Benefit)/Provision	-	-	-	7
Net Income/(Loss)	$94	$(320)	$206	$1,950

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 106 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Overseas Perseverance Corporation		Overseas Philadelphia LLC
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 107 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	10	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	(0)	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	9	-	-
Income/(loss) from Vessel Operations	-	(9)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(9)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(9)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(9)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(9)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(9)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 108 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	3,940	40,632
Voyage charter revenues	-	-	-	47
	-	-	3,940	40,680
Operating Expenses:
Voyage expenses	-	-	38	328
Vessel expenses	-	3	1,182	10,943
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	909	8,554
General and administrative	-	-	34	323
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	3	2,163	20,148
Income/(loss) from Vessel Operations	-	(3)	1,778	20,532
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(3)	1,778	20,532
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(3)	1,778	20,532
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(3)	1,778	20,532
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(3)	1,778	20,532
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(3)	$1,778	$20,532

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 109 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Overseas Tampa LLC		Overseas Texas City LLC
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	2,015	17,102	1,575	17,729
Voyage charter revenues	3	39	0	4
	2,018	17,141	1,575	17,732
Operating Expenses:
Voyage expenses	28	253	20	228
Vessel expenses	548	5,329	774	5,535
Charter hire expenses	811	7,620	747	7,015
Depreciation and amortization	2	21	140	272
General and administrative	17	159	17	160
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,406	13,382	1,698	13,210
Income/(loss) from Vessel Operations	612	3,759	(123)	4,522
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	612	3,759	(123)	4,522
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	612	3,759	(123)	4,522
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	612	3,759	(123)	4,522
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	612	3,759	(123)	4,522
Income Tax (Benefit)/Provision	-	13	-	-
Net Income/(Loss)	$612	$3,746	$(123)	$4,522

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 110 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Pearlmar Limited		Petromar Limited
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$640	$5,309	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	10	356	6,979
	640	5,319	356	6,979
Operating Expenses:
Voyage expenses	3	8	423	4,118
Vessel expenses	193	2,194	368	1,950
Charter hire expenses	-	-	-	-
Depreciation and amortization	219	2,057	78	881
General and administrative	-	-	141	141
(Gain)/loss on disposal of vessels, including impairments	-	-	-	14,775
Total Operating Expenses	414	4,259	1,010	21,864
Income/(loss) from Vessel Operations	226	1,060	(653)	(14,885)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	226	1,060	(653)	(14,885)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	226	1,060	(653)	(14,885)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	226	1,060	(653)	(14,885)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	226	1,060	(653)	(14,885)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$226	$1,060	$(653)	$(14,885)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 111 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Pisces Tanker Corporation		Polaris Tanker Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	41	3,950	(2)	3,820
	41	3,950	(2)	3,820
Operating Expenses:
Voyage expenses	(10)	2,378	-	2,366
Vessel expenses	0	34	-	12
Charter hire expenses	-	2,350	-	1,996
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(10)	4,762	-	4,374
Income/(loss) from Vessel Operations	51	(812)	(2)	(554)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	51	(812)	(2)	(554)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	51	(812)	(2)	(554)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	51	(812)	(2)	(554)
Reorganization Items, net	-	3,556	-	3,594
Income/(loss) before Income Taxes	51	(4,368)	(2)	(4,148)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$51	$(4,368)	$(2)	$(4,148)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 112 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Queens Product Tanker Corporation		Reymar Limited
(000s)	August 1 – 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$598	$4,604
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	9	-	12
	-	9	598	4,615
Operating Expenses:
Voyage expenses	0	2	-	11
Vessel expenses	2	80	146	2,672
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	197	1,857
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	2	82	343	4,540
Income/(loss) from Vessel Operations	(2)	(74)	255	75
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(2)	(74)	255	75
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(2)	(74)	255	75
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(2)	(74)	255	75
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(2)	(74)	255	75
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(2)	$(74)	$255	$75

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 113 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Rich Tanker Corporation		Rimar Chartering Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	455	-	-
Voyage charter revenues	1,030	8,033	(0)	828
	1,030	8,488	(0)	828
Operating Expenses:
Voyage expenses	563	4,561	-	500
Vessel expenses	4	57	27	378
Charter hire expenses	403	4,137	-	626
Depreciation and amortization	-	-	-	80
General and administrative	-	-	-	(0)
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	970	8,755	27	1,584
Income/(loss) from Vessel Operations	60	(267)	(27)	(756)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	60	(267)	(27)	(756)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	60	(267)	(27)	(756)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	60	(267)	(27)	(756)
Reorganization Items, net	-	2,191	-	6,298
Income/(loss) before Income Taxes	60	(2,458)	(27)	(7,053)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$60	$(2,458)	$(27)	$(7,053)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 114 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Rosalyn Tanker Corporation		Rosemar Limited
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$829	$4,303	$-	$-
Time and bareboat charter revenues	-	-	372	3,485
Voyage charter revenues	-	-	-	10
	829	4,303	372	3,496
Operating Expenses:
Voyage expenses	3	161	12	100
Vessel expenses	273	2,949	164	1,926
Charter hire expenses	-	-	-	-
Depreciation and amortization	262	2,277	216	2,019
General and administrative	-	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	538	5,387	392	4,045
Income/(loss) from Vessel Operations	290	(1,084)	(20)	(550)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	290	(1,084)	(20)	(550)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	290	(1,084)	(20)	(550)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	290	(1,084)	(20)	(550)
Reorganization Items, net	5	31	-	-
Income/(loss) before Income Taxes	286	(1,115)	(20)	(550)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$286	$(1,115)	$(20)	$(550)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 115 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Rubymar Limited		Sakura Transport Corp.
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$378	$5,852
Time and bareboat charter revenues	248	2,568	-	-
Voyage charter revenues	-	-	-	-
	248	2,568	378	5,852
Operating Expenses:
Voyage expenses	-	(0)	20	210
Vessel expenses	1	(5)	358	2,503
Charter hire expenses	-	-	-	-
Depreciation and amortization	207	1,948	249	2,348
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	207	1,943	627	5,062
Income/(loss) from Vessel Operations	41	625	(249)	791
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	41	625	(249)	791
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	41	625	(249)	791
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	41	625	(249)	791
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	41	625	(249)	791
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$41	$625	$(249)	$791

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 116 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Samar Product Tanker Corporation		Santorini Tanker LLC
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	415	3,728	-	-
Voyage charter revenues	-	2	1,140	13,426
	415	3,730	1,140	13,426
Operating Expenses:
Voyage expenses	13	121	668	5,192
Vessel expenses	231	1,611	383	3,227
Charter hire expenses	-	-	-	-
Depreciation and amortization	185	1,733	171	1,606
General and administrative	-	-	16	147
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	429	3,466	1,239	10,171
Income/(loss) from Vessel Operations	(14)	265	(100)	3,255
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(14)	265	(100)	3,255
Other Income/(expense)	(0)	(2)	-	-
Income/(loss) before Interest Expense and Income Taxes	(14)	263	(100)	3,255
Interest Expense	(0)	(5)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(14)	258	(100)	3,255
Reorganization Items, net	5	31	-	-
Income/(loss) before Income Taxes	(19)	227	(100)	3,255
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(19)	$227	$(100)	$3,255

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 117 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$(5)	$505	$429	$2,775
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,148	4,610	-	-
	1,143	5,115	429	2,775
Operating Expenses:
Voyage expenses	585	2,486	0	(6)
Vessel expenses	183	1,194	247	2,190
Charter hire expenses	194	1,619	-	-
Depreciation and amortization	17	154	142	1,343
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	980	5,453	389	3,527
Income/(loss) from Vessel Operations	164	(338)	40	(752)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	164	(338)	40	(752)
Other Income/(expense)	-	(13)	-	-
Income/(loss) before Interest Expense and Income Taxes	164	(351)	40	(752)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	164	(351)	40	(752)
Reorganization Items, net	-	11,803	-	-
Income/(loss) before Income Taxes	164	(12,154)	40	(752)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$164	$(12,154)	$40	$(752)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 118 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Shirley Tanker SRL		Sifnos Tanker Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$429	$2,728	$421	$3,881
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	429	2,728	421	3,881
Operating Expenses:
Voyage expenses	-	(62)	-	15
Vessel expenses	193	2,929	355	1,963
Charter hire expenses	-	-	194	2,541
Depreciation and amortization	315	2,965	33	165
General and administrative	-	59	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	509	5,892	581	4,684
Income/(loss) from Vessel Operations	(80)	(3,164)	(160)	(803)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(80)	(3,164)	(160)	(803)
Other Income/(expense)	0	0	-	(13)
Income/(loss) before Interest Expense and Income Taxes	(80)	(3,164)	(160)	(816)
Interest Expense	-	(10)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(80)	(3,174)	(160)	(816)
Reorganization Items, net	5	31	-	10,192
Income/(loss) before Income Taxes	(84)	(3,205)	(160)	(11,007)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(84)	$(3,205)	$(160)	$(11,007)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 119 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Silvermar Limited		Sixth Aframax Tanker Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$616	$5,067	$429	$1,580
Time and bareboat charter revenues	-	-	-	1,886
Voyage charter revenues	(3)	6	-	-
	613	5,073	429	3,466
Operating Expenses:
Voyage expenses	3	10	-	25
Vessel expenses	184	1,679	241	2,435
Charter hire expenses	-	-	-	-
Depreciation and amortization	214	2,012	139	1,311
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	401	3,702	380	3,771
Income/(loss) from Vessel Operations	212	1,371	49	(305)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	212	1,371	49	(305)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	212	1,371	49	(305)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	212	1,371	49	(305)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	212	1,371	49	(305)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$212	$1,371	$49	$(305)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 120 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Skopelos Product Tanker Corporation		Star Chartering Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	457	3,962
Voyage charter revenues	943	9,375	-	-
	943	9,375	457	3,962
Operating Expenses:
Voyage expenses	563	5,792	-	-
Vessel expenses	156	1,632	2	21
Charter hire expenses	-	-	457	3,963
Depreciation and amortization	114	1,068	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	833	8,492	460	3,984
Income/(loss) from Vessel Operations	110	882	(2)	(22)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	110	882	(2)	(22)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	110	882	(2)	(22)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	110	882	(2)	(22)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	110	882	(2)	(22)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$110	$882	$(2)	$(22)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 121 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Suezmax International Agencies, Inc.		Talara Chartering Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$(214)	$10,700	$(13)	$1,391
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	2,687	2,687	-	7
	2,473	13,387	(13)	1,399
Operating Expenses:
Voyage expenses	1,845	1,562	-	19
Vessel expenses	3	118	23	531
Charter hire expenses	422	14,344	-	1,730
Depreciation and amortization	-	-	-	34
General and administrative	87	707	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	2,356	16,731	23	2,313
Income/(loss) from Vessel Operations	117	(3,344)	(36)	(915)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	117	(3,344)	(36)	(915)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	117	(3,344)	(36)	(915)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	117	(3,344)	(36)	(915)
Reorganization Items, net	-	-	-	23,462
Income/(loss) before Income Taxes	117	(3,344)	(36)	(24,377)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$117	$(3,344)	$(36)	$(24,377)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 122 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Third United Shipping Corporation		Tokyo Transport Corp.
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$862	$5,019
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	862	5,019
Operating Expenses:
Voyage expenses	-	-	-	191
Vessel expenses	-	-	236	2,678
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	268	2,526
General and administrative	-	-	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	504	5,396
Income/(loss) from Vessel Operations	-	-	358	(377)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	358	(377)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	358	(377)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	358	(377)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	358	(377)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$358	$(377)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 123 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Transbulk Carriers, Inc.		Troy Chartering Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$1	$1,206
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	12
	-	-	1	1,218
Operating Expenses:
Voyage expenses	-	-	-	10
Vessel expenses	-	-	21	485
Charter hire expenses	-	-	-	1,676
Depreciation and amortization	-	-	-	35
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	21	2,206
Income/(loss) from Vessel Operations	-	-	(20)	(988)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(20)	(988)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(20)	(988)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(20)	(988)
Reorganization Items, net	-	-	-	24,062
Income/(loss) before Income Taxes	-	-	(20)	(25,050)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(20)	$(25,050)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 124 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Troy Product Corporation		Urban Tanker Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$466	$4,299
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	(8)
	-	-	466	4,291
Operating Expenses:
Voyage expenses	-	-	0	(34)
Vessel expenses	-	-	4	34
Charter hire expenses	-	-	403	4,236
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	408	4,236
Income/(loss) from Vessel Operations	-	-	58	56
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	58	56
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	58	56
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	58	56
Reorganization Items, net	-	-	-	2,389
Income/(loss) before Income Taxes	-	-	58	(2,334)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$58	$(2,334)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 125 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Vega Tanker Corporation		View Tanker Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$(5)	$(46)
Time and bareboat charter revenues	-	-	442	4,151
Voyage charter revenues	-	-	-	-
	-	-	437	4,106
Operating Expenses:
Voyage expenses	-	-	8	86
Vessel expenses	-	26	4	42
Charter hire expenses	-	-	403	3,782
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	26	416	3,911
Income/(loss) from Vessel Operations	-	(26)	21	195
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(26)	21	195
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(26)	21	195
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(26)	21	195
Reorganization Items, net	-	-	-	2,265
Income/(loss) before Income Taxes	-	(26)	21	(2,071)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(26)	$21	$(2,071)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 126 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Vivian Tankships Corporation		Vulpecula Chartering Corporation
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	(7)	3,831
	-	-	(7)	3,831
Operating Expenses:
Voyage expenses	-	-	1	1,973
Vessel expenses	-	-	-	5
Charter hire expenses	-	-	(4)	1,831
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	(3)	3,809
Income/(loss) from Vessel Operations	-	-	(4)	22
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(4)	22
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(4)	22
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(4)	22
Reorganization Items, net	-	-	-	2,463
Income/(loss) before Income Taxes	-	-	(4)	(2,442)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(4)	$(2,442)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 127 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Wind Aframax Tanker Corporation		Combined Debtors
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$16,457	$166,347
Time and bareboat charter revenues	-	-	32,027	290,050
Voyage charter revenues	-	-	29,622	319,983
	-	-	78,106	776,381
Operating Expenses:
Voyage expenses	-	-	14,964	158,060
Vessel expenses	(0)	(0)	22,102	212,198
Charter hire expenses	10	10	15,765	197,377
Depreciation and amortization	-	-	14,824	142,153
General and administrative	-	-	6,169	53,576
(Gain)/loss on disposal of vessels, including impairments	-	-	31	278,240
Total Operating Expenses	10	10	73,855	1,041,604
Income/(loss) from Vessel Operations	(10)	(10)	4,251	(265,223)
Equity in Income/(loss) of Affiliated Companies	-	-	3,778	34,473
Operating Income/(loss)	(10)	(10)	8,029	(230,751)
Other Income/(expense)	-	-	(1,315)	(11,419)
Income/(loss) before Interest Expense and Income Taxes	(10)	(10)	6,714	(242,169)
Interest Expense	-	-	(3)	(186)
Income/(loss) before Reorganization Items and Income Taxes	(10)	(10)	6,711	(242,356)
Reorganization Items, net	-	-	4,458	273,181
Income/(loss) before Income Taxes	(10)	(10)	2,253	(515,537)
Income Tax (Benefit)/Provision	-	-	92	(10,348)
Net Income/(Loss)	$(10)	$(10)	$2,161	$(505,189)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 128 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Eliminations		Consolidated Debtors
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$-	$(354)	$16,457	$165,993
Time and bareboat charter revenues	(421)	(7,541)	31,606	282,509
Voyage charter revenues	-	-	29,622	319,983
	(421)	(7,895)	77,685	768,486
Operating Expenses:
Voyage expenses	-	-	14,964	158,060
Vessel expenses	-	-	22,102	212,198
Charter hire expenses	(421)	(7,895)	15,344	189,482
Depreciation and amortization	-	-	14,824	142,153
General and administrative	-	-	6,169	53,576
(Gain)/loss on disposal of vessels, including impairments	-	-	31	278,240
Total Operating Expenses	(421)	(7,895)	73,433	1,033,709
Income/(loss) from Vessel Operations	-	-	4,252	(265,223)
Equity in Income/(loss) of Affiliated Companies	-	-	3,778	34,472
Operating Income/(loss)	-	-	8,030	(230,752)
Other Income/(expense)	-	-	(1,315)	(11,419)
Income/(loss) before Interest Expense and Income Taxes	-	-	6,715	(242,170)
Interest Expense	-	-	(3)	(187)
Income/(loss) before Reorganization Items and Income Taxes	-	-	6,712	(242,358)
Reorganization Items, net	-	-	4,458	273,181
Income/(loss) before Income Taxes	-	-	2,254	(515,539)
Income Tax (Benefit)/Provision	-	-	92	(10,348)
Net Income/(Loss)	$-	$-	$2,162	$(505,191)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 129 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Total Non-Debtors		Eliminations
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$61	$20	$-	$-
Time and bareboat charter revenues	-	16	-	-
Voyage charter revenues	-	(167)	-	-
	61	(131)	-	-
Operating Expenses:
Voyage expenses	(0)	(403)	-	-
Vessel expenses	(76)	580	-	-
Charter hire expenses	91	334	-	-
Depreciation and amortization	261	(313)	-	-
General and administrative	2,217	20,527	-	-
(Gain)/loss on disposal of vessels, including impairments	-	(6)	-	-
Total Operating Expenses	2,493	20,719	-	-
Income/(loss) from Vessel Operations	(2,432)	(20,850)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(2,432)	(20,850)	-	-
Other Income/(expense)	1,359	12,020	-	-
Income/(loss) before Interest Expense and Income Taxes	(1,072)	(8,829)	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1,072)	(8,829)	-	-
Reorganization Items, net	-	0	-	-
Income/(loss) before Income Taxes	(1,072)	(8,829)	-	-
Income Tax (Benefit)/Provision	4	24	-	-
Net Income/(Loss)	$(1,076)	$(8,854)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 130 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from August 1 - 31, 2013 and from November 14, 2012 through August 31, 2013

	Consolidated Overseas Shipholding Group, Inc.
(000s)	August 1 - 31, 2013	November 14, 2012 - August 31, 2013

Shipping Revenues:

Pool revenues	$16,518	$166,014
Time and bareboat charter revenues	31,606	282,525
Voyage charter revenues	29,622	319,818
	77,746	768,357
Operating Expenses:
Voyage expenses	14,964	157,657
Vessel expenses	22,026	212,778
Charter hire expenses	15,435	189,817
Depreciation and amortization	15,085	141,838
General and administrative	8,386	74,104
(Gain)/loss on disposal of vessels, including impairments	31	278,233
Total Operating Expenses	75,927	1,054,427
Income/(loss) from Vessel Operations	1,819	(286,069)
Equity in Income/(loss) of Affiliated Companies	3,778	34,472
Operating Income/(loss)	5,597	(251,597)
Other Income/(expense)	44	602
Income/(loss) before Interest Expense and Income Taxes	5,641	(250,996)
Interest Expense	(3)	(187)
Income/(loss) before Reorganization Items and Income Taxes	5,638	(251,183)
Reorganization Items, net	4,458	273,181
Income/(loss) before Income Taxes	1,180	(524,363)
Income Tax (Benefit)/Provision	96	(10,323)
Net Income/(Loss)	$1,084	$(514,040)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 131 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	Overseas Shipholding Group, Inc.		OSG International, Inc.		OSG Bulk Ships, Inc.		1372 Tanker Corporation		Africa Tanker Corporation
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$320,126	$267,143	$3,986	$114,594	$46,300	$14,249	$-	$-	$-	$-
Voyage receivables	530	44	(990)	(756)	-	-	2,611	4,636	-	-
Other receivables	5,011	36	13,363	13,268	746	852	27	39	(1)	(1)
Inventory	-	-	-	-	-	-	-	1,874	-	-
Prepaid expenses and other current assets	16,696	1,668	(133)	35	-	-	75	175	18	136
Total Current Assets	342,364	268,890	16,227	127,140	47,046	15,101	2,713	6,725	18	136
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	50,585	48,533	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	2,212	1,831	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	52,797	50,364	-	-
Investments in Affiliated Companies	38	253	(2,998)	41,096	-	-	-	-	231,376	260,943
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	816,000	816,000	2,036,505	2,036,512	1,512,260	1,512,260	-	-	-	-
Intercompany loans receivable and accrued interest	267,376	272,234	180,732	156,108	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	331,328	352,780	339,231	339,233	986,889	986,888	16,336	16,336	259,313	259,313
Pre-petition Intercompany receivables from non-debtors	10,840	10,345	1,487,388	1,487,354	4,045	4,045	-	-	4,350	4,350
Post-petition intercompany receivables from non-debtors	-	188	-	9,673	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	25,789	-	39,159	-	39,912	-	1,516	-	-
Other Assets	0	9,162	6	24	237	249	21	15	-	-
Total Assets	$1,767,945	$1,755,641	$4,057,090	$4,236,300	$2,550,477	$2,558,456	$71,867	$74,957	$495,057	$524,742

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	8,019	364,926	-	(270)	55	1,566	1,150	956	-	-
Total Current Liabilities Not Subject to Compromise	8,019	364,926	-	(270)	55	1,566	1,150	956	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	77,915	-	51,943	-	504	-	-
Post-petition intercompany payables to non-debtors	-	-	-	27,076	-	-	-	4,019	-	-
Post-petition intercompany payables to other debtors	-	10,565	-	123,615	-	5,558	-	-	-	1,551
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	724,132	361,349	-	-	-	-	-	-	43	8
Total Liabilities Not Subject to Compromise	732,151	736,840	-	228,336	55	59,068	1,150	5,479	43	1,559

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	227,716	152,716	50,033	33	-	-	-	-
Pre-petition intercompany payables to non-debtors	12,677	12,677	317,740	317,740	59,165	59,165	28,127	28,127	17	17
Pre-petition intercompany payables to other debtors	29,734	44,070	1,932,666	1,954,310	1,079,806	1,079,614	-	-	39	39
Other liabilities	2,018,557	2,022,218	509	762	2,210	4,070	47,035	45,884	-	-
Total Liabilities Subject to Compromise	2,060,968	2,078,965	2,478,631	2,425,528	1,191,215	1,142,883	75,161	74,011	56	56

Total Liabilities	2,793,118	2,815,806	2,478,631	2,653,864	1,191,270	1,201,951	76,311	79,490	99	1,615
Equity:
Total Equity	(1,025,174)	(1,060,165)	1,578,459	1,582,436	1,359,207	1,356,505	(4,444)	(4,533)	494,959	523,127
Total Liabilities and Equity	$1,767,945	$1,755,641	$4,057,090	$4,236,300	$2,550,477	$2,558,456	$71,867	$74,957	$495,057	$524,742

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 132 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	Alcesmar Limited		Alcmar Limited		Alpha Suezmax Corporation		Alpha Tanker Corporation		Amalia Product Corporation
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,547	1,547	153	1,538	2,957	1,837	(62)	(62)	2,562	2,688
Other receivables	11	5	(24)	(23)	2,741	131	131	-	6	1
Inventory	-	-	-	-	-	-	-	-	38	-
Prepaid expenses and other current assets	21	59	21	61	528	435	-	-	388	74
Total Current Assets	1,579	1,611	150	1,577	6,226	2,402	69	(62)	2,995	2,764
Vessels and other property, less accumulated depreciation	34,822	15,297	34,750	15,598	228	-	-	-	51,954	49,782
Deferred drydock expenditures, net	674	329	401	162	1,800	-	-	-	1,747	1,372
Total Vessels, Deferred Drydock and Other Property	35,496	15,626	35,151	15,761	2,028	-	-	-	53,701	51,153
Investments in Affiliated Companies	300	300	600	600	-	-	-	-	601	601
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	3,930	3,930	7,926	7,926	6,502	6,502	157	157	6,826	6,826
Pre-petition Intercompany receivables from non-debtors	0	0	-	-	14	14	481	481	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,454	-	1,292	-	2,748	-	-	-	3,832
Other Assets	(13)	(8)	0	(9)	55	-	-	-	(1)	(1)
Total Assets	$41,292	$23,913	$43,827	$27,146	$14,825	$11,666	$707	$576	$64,121	$65,175

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	44	56	708	692	116	85	-	-	41	41
Total Current Liabilities Not Subject to Compromise	44	56	708	692	116	85	-	-	41	41

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	404	-	353	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	44	460	708	1,044	116	85	-	-	41	41

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,818	6,818	7,706	7,706	26,898	26,898	-	-	6,322	6,322
Pre-petition intercompany payables to other debtors	238	238	222	222	2,722	2,722	147	147	3	3
Other liabilities	19,883	19,767	19,883	19,767	-	12,464	-	-	-	-
Total Liabilities Subject to Compromise	26,940	26,823	27,811	27,694	29,620	42,084	147	147	6,325	6,325

Total Liabilities	26,984	27,282	28,519	28,739	29,736	42,170	147	147	6,366	6,366
Equity:
Total Equity	14,308	(3,369)	15,308	(1,593)	(14,912)	(30,504)	560	429	57,755	58,809
Total Liabilities and Equity	$41,292	$23,913	$43,827	$27,146	$14,825	$11,666	$707	$576	$64,121	$65,175

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 133 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation		Andromar Limited		Antigmar Limited		Aqua Tanker Corporation
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,417	1,007	(22)	-	1,480	1,828	270	1,512	455	453
Other receivables	14	95	-	-	20	11	(27)	(22)	3,779	4,038
Inventory	318	-	-	-	-	-	484	(0)	-	-
Prepaid expenses and other current assets	21	66	1,071	-	23	62	21	64	4,651	4,651
Total Current Assets	1,769	1,168	1,049	-	1,523	1,901	748	1,554	8,884	9,141
Vessels and other property, less accumulated depreciation	26,361	10,039	-	-	35,473	15,486	35,287	15,617	-	-
Deferred drydock expenditures, net	1,657	1,344	-	-	534	218	395	208	-	-
Total Vessels, Deferred Drydock and Other Property	28,018	11,383	-	-	36,006	15,705	35,682	15,825	-	-
Investments in Affiliated Companies	-	-	-	-	600	600	600	600	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	16,108	16,108	102	102	14,837	14,837	15,228	15,228	199	199
Pre-petition Intercompany receivables from non-debtors	-	-	783	783	1	1	-	-	440	440
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	3,788	-	1,218	-	1,408	-	1,407	-	-
Other Assets	33	46	-	(170)	(20)	2	(24)	29	-	-
Total Assets	$45,929	$32,493	$1,934	$1,933	$52,947	$34,453	$52,233	$34,642	$9,523	$9,780

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	374	740	4	-	928	39	469	105	57	113
Total Current Liabilities Not Subject to Compromise	374	740	4	-	928	39	469	105	57	113

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	368	-	306	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	3
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	374	740	4	-	928	407	469	411	57	116

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	17,078	17,078	-	-	16,388	16,388	17,540	17,540	1,979	1,979
Pre-petition intercompany payables to other debtors	335	335	840	840	226	226	241	241	18	18
Other liabilities	-	-	-	-	19,883	19,767	19,950	19,767	-	-
Total Liabilities Subject to Compromise	17,413	17,413	840	840	36,498	36,381	37,731	37,548	1,997	1,997

Total Liabilities	17,787	18,153	844	840	37,426	36,788	38,200	37,959	2,053	2,113
Equity:
Total Equity	28,142	14,340	1,090	1,093	15,521	(2,335)	14,033	(3,317)	7,470	7,668
Total Liabilities and Equity	$45,929	$32,493	$1,934	$1,933	$52,947	$34,453	$52,233	$34,642	$9,523	$9,780

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 134 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	Aquarius Tanker Corporation		Ariadmar Limited		Aspro Tanker Corporation		Atalmar Limited		Athens Product Tanker Corporation
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,193	43	1,578	1,543	330	330	1,936	1,036	1,699	1,110
Other receivables	15	351	6	(3)	26	-	2	2	(4)	(8)
Inventory	150	-	-	-	-	-	182	641	323	577
Prepaid expenses and other current assets	273	-	29	58	31	-	23	60	19	68
Total Current Assets	2,631	394	1,612	1,598	386	330	2,143	1,739	2,037	1,748
Vessels and other property, less accumulated depreciation	-	-	35,133	15,288	-	-	35,037	15,312	41,872	40,593
Deferred drydock expenditures, net	-	-	762	398	-	-	726	417	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	35,895	15,686	-	-	35,762	15,729	41,872	40,593
Investments in Affiliated Companies	-	-	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,515	19,515	4,859	4,859	1,193	1,193	13,184	13,184	16	16
Pre-petition Intercompany receivables from non-debtors	-	-	1	1	550	550	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,701	-	2,454	-	-	-	2,990	-	4,702
Other Assets	-	-	(37)	(9)	-	-	(114)	(22)	2	2
Total Assets	$22,146	$21,610	$42,631	$24,888	$2,130	$2,073	$50,976	$33,620	$43,926	$47,060

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	478	6	42	25	-	-	571	562	63	196
Total Current Liabilities Not Subject to Compromise	478	6	42	25	-	-	571	562	63	196

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	320	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	478	6	42	345	-	-	571	562	63	196

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,009	23,009	7,987	7,987	-	-	9,783	9,783	7,512	7,512
Pre-petition intercompany payables to other debtors	-	-	223	223	1,193	1,193	261	261	35,276	35,276
Other liabilities	-	1,837	19,883	19,767	-	-	-	-	-	-
Total Liabilities Subject to Compromise	23,009	24,846	28,093	27,976	1,193	1,193	10,045	10,045	42,788	42,788

Total Liabilities	23,487	24,852	28,135	28,321	1,193	1,193	10,616	10,606	42,851	42,984
Equity:
Total Equity	(1,340)	(3,242)	14,496	(3,433)	936	880	40,360	23,014	1,075	4,076
Total Liabilities and Equity	$22,146	$21,610	$42,631	$24,888	$2,130	$2,073	$50,976	$33,620	$43,926	$47,060

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 135 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	Atlas Chartering Corporation		Aurora Shipping Corporation		Avila Tanker Corporation		Batangas Tanker Corporation		Beta Aframax Corporation
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	904	316	3,187	1,063	171	171	-	561	697	457
Other receivables	-	87	28	18	(53)	-	-	22	13	-
Inventory	433	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	605	0	96	175	221	-	-	71	44	-
Total Current Assets	1,941	403	3,311	1,256	339	171	-	654	753	457
Vessels and other property, less accumulated depreciation	-	-	38,944	37,313	-	-	59,564	70,935	141	-
Deferred drydock expenditures, net	-	-	1,486	1,251	-	-	-	-	65	-
Total Vessels, Deferred Drydock and Other Property	-	-	40,429	38,564	-	-	59,564	70,935	206	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	22,309	22,309	12,328	12,328	1,271	1,271	22,063	22,063	10,281	9,741
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	299	299	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,382	-	1,992	-	-	-	-	-	-
Other Assets	(9)	(9)	(37)	(29)	-	-	-	-	105	-
Total Assets	$24,241	$24,085	$56,032	$54,112	$1,611	$1,443	$81,926	$93,950	$11,345	$10,198

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	59	22	321	912	249	-	-	331	609	17
Total Current Liabilities Not Subject to Compromise	59	22	321	912	249	-	-	331	609	17

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	11,842	-	303
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	(854)	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	59	22	321	912	249	-	-	12,173	(245)	320

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	57,592	57,592	-	-
Pre-petition intercompany payables to non-debtors	25,381	25,381	6,453	6,453	-	-	24,229	24,229	15,430	15,430
Pre-petition intercompany payables to other debtors	365	365	7	7	1,208	1,208	5	5	341	341
Other liabilities	-	2,421	-	-	-	-	-	-	-	24,210
Total Liabilities Subject to Compromise	25,746	28,167	6,460	6,460	1,208	1,208	81,826	81,826	15,771	39,981

Total Liabilities	25,805	28,188	6,782	7,373	1,457	1,208	81,826	93,999	15,526	40,301
Equity:
Total Equity	(1,564)	(4,103)	49,250	46,739	154	235	100	(48)	(4,181)	(30,103)
Total Liabilities and Equity	$24,241	$24,085	$56,032	$54,112	$1,611	$1,443	$81,926	$93,950	$11,345	$10,198

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 136 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	Brooklyn Product Tanker Corporation		Cabo Hellas Limited		Cabo Sounion Limited		Caribbean Tanker Corporation		Carina Tanker Corporation
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	710	-	195	0	205	257	887	888	908	438
Other receivables	(3)	2	22	17	(9)	28	908	(32)	-	-
Inventory	-	-	-	-	-	-	344	892	752	0
Prepaid expenses and other current assets	-	-	47	90	33	81	54	101	3	(0)
Total Current Assets	707	2	264	107	230	366	2,194	1,849	1,662	438
Vessels and other property, less accumulated depreciation	-	-	36,005	34,417	37,294	35,724	22,147	5,043	-	-
Deferred drydock expenditures, net	-	-	358	149	306	1,705	789	1,056	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	36,364	34,566	37,600	37,429	22,935	6,099	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,827	2,827	26,270	26,270	27,240	27,240	28,974	28,974	18,588	18,588
Pre-petition Intercompany receivables from non-debtors	25,270	25,270	4	4	3	3	18	18	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	459	-	1,317	-	-	-	-	-	1,899
Other Assets	(3)	-	-	9	(41)	59	14	(107)	-	-
Total Assets	$28,802	$28,558	$62,901	$62,272	$65,032	$65,098	$54,135	$36,832	$20,251	$20,926

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	279	17	461	33	489	1,166	651	579	19	79
Total Current Liabilities Not Subject to Compromise	279	17	461	33	489	1,166	651	579	19	79

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	235	-	674	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	279	17	461	33	489	1,401	651	1,253	19	79

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	370	370	3,342	3,342	2,979	2,979	20,445	20,445	24,230	24,230
Pre-petition intercompany payables to other debtors	47,640	47,620	17,008	17,008	17,774	17,774	3,073	3,073	-	-
Other liabilities	-	0	-	-	-	-	-	-	-	3,195
Total Liabilities Subject to Compromise	48,010	47,990	20,350	20,350	20,753	20,753	23,518	23,518	24,230	27,426

Total Liabilities	48,289	48,008	20,811	20,383	21,242	22,154	24,169	24,771	24,249	27,505
Equity:
Total Equity	(19,488)	(19,450)	42,091	41,889	43,790	42,944	29,966	12,061	(3,998)	(6,579)
Total Liabilities and Equity	$28,802	$28,558	$62,901	$62,272	$65,032	$65,098	$54,135	$36,832	$20,251	$20,926

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 137 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	Carl Product Corporation		Concept Tanker Corporation		Crown Tanker Corporation		Delphina Tanker Corporation		Delta Aframax Corporation
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$1	$1
Voyage receivables	2,622	2,371	1,991	1,581	90	33	-	-	758	602
Other receivables	11	13	-	-	-	-	-	-	4	20
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	33	85	241	470	-	-	-	-	42	86
Total Current Assets	2,667	2,470	2,232	2,051	90	33	-	-	805	709
Vessels and other property, less accumulated depreciation	51,896	49,734	-	-	-	-	-	-	56,274	54,405
Deferred drydock expenditures, net	1,873	1,480	-	-	-	-	-	-	43	21
Total Vessels, Deferred Drydock and Other Property	53,768	51,214	-	-	-	-	-	-	56,317	54,425
Investments in Affiliated Companies	612	-	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	6,388	6,388	7,495	7,495	431	431	-	-	3,875	3,875
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	4,192	-	493	-	96	-	-	-	854
Other Assets	(58)	6	-	-	-	-	-	-	(47)	(18)
Total Assets	$63,377	$64,270	$10,027	$10,339	$522	$560	$-	$-	$60,949	$59,845

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	102	1,268	-	-	-	-	-	-	660	735
Total Current Liabilities Not Subject to Compromise	102	1,268	-	-	-	-	-	-	660	735

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	451
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	493	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	102	1,268	493	-	-	-	-	-	660	1,186

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,327	6,327	11,522	11,522	83	83	-	-	7,653	7,653
Pre-petition intercompany payables to other debtors	2	2	1	1	18	18	-	-	2	2
Other liabilities	-	-	-	2,978	10	10	-	-	36,791	35,714
Total Liabilities Subject to Compromise	6,330	6,330	11,523	14,500	111	111	-	-	44,446	43,369

Total Liabilities	6,431	7,598	12,015	14,500	111	111	-	-	45,105	44,555
Equity:
Total Equity	56,946	56,672	(1,989)	(4,161)	410	449	-	-	15,844	15,290
Total Liabilities and Equity	$63,377	$64,270	$10,027	$10,339	$522	$560	$-	$-	$60,949	$59,845

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 138 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	DHT Ania Aframax Corp.		DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.		DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(40)	-	3,455	206	1,711	412	2,422	153	243	243
Other receivables	(15)	(4)	687	688	883	983	44	329	373	424
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	(60)	-	579	203	409	107	479	0	-	-
Total Current Assets	(115)	(4)	4,721	1,098	3,003	1,502	2,945	482	616	667
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	1,477	1,477	31,966	31,966	14,591	14,591	26,495	26,495	1,106	1,106
Pre-petition Intercompany receivables from non-debtors	119	119	1,186	1,186	66	66	1,332	1,332	835	835
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	2,737	-	756	-	2,593	-	0
Other Assets	-	-	(1)	-	(5)	(15)	-	-	51	-
Total Assets	$1,481	$1,592	$37,873	$36,986	$17,655	$16,900	$30,772	$30,902	$2,608	$2,608

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	71	285	341	-	-	100	189	-	-
Total Current Liabilities Not Subject to Compromise	-	71	285	341	-	-	100	189	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	71	285	341	-	-	100	189	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	1,337	1,337	28,300	28,300	18,440	18,440	22,718	22,718	1,046	1,046
Pre-petition intercompany payables to other debtors	-	-	-	-	1	1	955	955	835	835
Other liabilities	-	40	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	1,337	1,378	28,300	28,300	18,441	18,441	23,673	23,673	1,881	1,881

Total Liabilities	1,337	1,449	28,585	28,642	18,441	18,441	23,773	23,863	1,881	1,881
Equity:
Total Equity	144	144	9,288	8,345	(786)	(1,541)	6,999	7,039	727	727
Total Liabilities and Equity	$1,481	$1,592	$37,873	$36,986	$17,655	$16,900	$30,772	$30,902	$2,608	$2,608

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 139 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.		Dignity Chartering Corporation		Edindun Shipping Corporation		Eighth Aframax Tanker Corporation
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,247	88	581	407	3,016	185	-	-	1,427	1,247
Other receivables	750	750	865	858	8	1,475	-	-	33	13
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	(31)	-	511	195	-	-	46	100
Total Current Assets	1,997	838	1,415	1,265	3,534	1,855	-	-	1,506	1,360
Vessels and other property, less accumulated depreciation	-	-	-	-	483	-	-	-	23,283	22,296
Deferred drydock expenditures, net	-	-	-	-	1,422	-	-	-	1,671	1,349
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	1,905	-	-	-	24,954	23,645
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,664	10,664	10,543	10,543	9,160	9,160	-	-	7,170	7,170
Pre-petition Intercompany receivables from non-debtors	2,601	2,601	8	8	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,131	-	111	-	364	-	-	-	674
Other Assets	-	-	0	-	26	20	-	-	85	85
Total Assets	$15,262	$15,234	$11,965	$11,926	$14,624	$11,398	$-	$-	$33,715	$32,933

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	7	31	162	5	-	-	119	35
Total Current Liabilities Not Subject to Compromise	-	-	7	31	162	5	-	-	119	35

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	7	31	162	5	-	-	119	35

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	16,475	16,475	12,505	12,505	26,406	26,406	-	-	32,826	32,826
Pre-petition intercompany payables to other debtors	-	-	-	-	0	0	-	-	7	7
Other liabilities	-	-	-	-	-	26,855	-	-	-	(0)
Total Liabilities Subject to Compromise	16,475	16,475	12,505	12,505	26,407	53,262	-	-	32,833	32,833

Total Liabilities	16,475	16,475	12,512	12,536	26,569	53,267	-	-	32,952	32,868
Equity:
Total Equity	(1,213)	(1,240)	(547)	(609)	(11,944)	(41,869)	-	-	763	66
Total Liabilities and Equity	$15,262	$15,234	$11,965	$11,926	$14,624	$11,398	$-	$-	$33,715	$32,933

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 140 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	Epsilon Aframax Corporation		First Chemical Carrier Corporation		First LPG Tanker Corporation		First Union Tanker Corporation		Fourth Aframax Tanker Corporation
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,703	1,591	22	13	287	287	2,635	3,303	924	1,165
Other receivables	73	77	-	-	0	0	7	(28)	53	49
Inventory	-	-	-	-	(0)	(0)	-	-	893	1,187
Prepaid expenses and other current assets	42	91	335	415	0	0	107	214	216	102
Total Current Assets	1,819	1,761	357	429	288	288	2,749	3,490	2,086	2,503
Vessels and other property, less accumulated depreciation	56,928	55,262	-	-	-	-	38,368	20,470	21,167	5,118
Deferred drydock expenditures, net	-	-	-	-	-	-	2,032	1,241	1,676	1,070
Total Vessels, Deferred Drydock and Other Property	56,928	55,262	-	-	-	-	40,401	21,711	22,843	6,188
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,383	2,383	5,755	5,755	7,053	7,053	21,750	21,750	30,407	30,407
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	117	117	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	3,848
Other Assets	108	(14)	-	-	-	-	421	429	107	133
Total Assets	$61,238	$59,391	$6,113	$6,184	$7,341	$7,341	$65,438	$47,497	$55,442	$43,078

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	423	107	2,054	175	995	995	525	179	65	679
Total Current Liabilities Not Subject to Compromise	423	107	2,054	175	995	995	525	179	65	679

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	739	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	376	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	83	-	996	-	-	-	1,200	-	1,213
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	423	1,305	2,054	1,172	995	995	525	1,379	65	1,892

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	7,606	7,606	8,117	8,117	5,815	5,815	11,373	11,373	22,491	22,491
Pre-petition intercompany payables to other debtors	34	34	-	-	-	-	10	10	3,432	3,432
Other liabilities	36,792	35,715	-	-	-	-	-	-	-	302
Total Liabilities Subject to Compromise	44,432	43,355	8,117	8,117	5,815	5,815	11,383	11,383	25,923	26,225

Total Liabilities	44,854	44,660	10,170	9,288	6,810	6,810	11,908	12,762	25,988	28,117
Equity:
Total Equity	16,383	14,731	(4,058)	(3,104)	531	531	53,530	34,735	29,454	14,961
Total Liabilities and Equity	$61,238	$59,391	$6,113	$6,184	$7,341	$7,341	$65,438	$47,497	$55,442	$43,078

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 141 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	Front President Inc.		Goldmar Limited		GPC Aframax Corporation		Grace Chartering Corporation		International Seaways, Inc.
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,991	3,787	2,099	2,226	1,818	96	1,564	185	5,877	8,854
Other receivables	179	25	0	(23)	25	2	-	123	75	26
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	90	148	33	74	470	-	242	-	917	2,207
Total Current Assets	3,261	3,961	2,132	2,277	2,312	98	1,806	308	6,869	11,087
Vessels and other property, less accumulated depreciation	105,641	102,473	34,252	32,590	77	123	-	-	-	-
Deferred drydock expenditures, net	-	233	1,546	1,513	16	0	-	-	-	42
Total Vessels, Deferred Drydock and Other Property	105,641	102,707	35,798	34,104	93	123	-	-	-	42
Investments in Affiliated Companies	-	-	641	641	-	-	300	300	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	65,978	65,978	19,307	19,307	1,460	1,460	6,486	6,486	15,356	15,356
Pre-petition Intercompany receivables from non-debtors	0	0	8	8	9,871	9,871	2	2	49	49
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	221	-	3,003	-	208	-	1,536	-	84
Other Assets	61	(6)	67	(0)	(185)	(9)	-	-	-	-
Total Assets	$174,942	$172,861	$57,955	$59,341	$13,551	$11,752	$8,594	$8,633	$22,274	$26,618

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	239	107	39	370	224	425	-	109	5	816
Total Current Liabilities Not Subject to Compromise	239	107	39	370	224	425	-	109	5	816

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	764	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	446	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	7,645
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	(1,626)	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	239	1,316	39	370	(1,402)	425	-	109	5	8,461

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	12,424	12,424	5,499	5,499	21,856	21,856	9,511	9,511	21,891	21,891
Pre-petition intercompany payables to other debtors	3	3	11,659	11,659	1	1	-	-	7,825	7,825
Other liabilities	68,723	66,713	-	-	-	18,289	-	857	0	-
Total Liabilities Subject to Compromise	81,150	79,139	17,158	17,158	21,857	40,147	9,511	10,369	29,716	29,716

Total Liabilities	81,389	80,456	17,198	17,528	20,455	40,571	9,511	10,478	29,721	38,177
Equity:
Total Equity	93,553	92,405	40,757	41,812	(6,905)	(28,819)	(918)	(1,845)	(7,448)	(11,559)
Total Liabilities and Equity	$174,942	$172,861	$57,955	$59,341	$13,551	$11,752	$8,594	$8,633	$22,274	$26,618

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 142 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	Jademar Limited		Joyce Car Carrier Corporation		Juneau Tanker Corporation		Kimolos Tanker Corporation		Kythnos Chartering Corporation
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,067	2,220	-	-	-	-	2,143	1,088	1,368	850
Other receivables	21	10	(19)	(4)	-	-	21	61	42	28
Inventory	-	-	-	-	-	-	524	310	216	821
Prepaid expenses and other current assets	29	75	0	-	-	-	240	257	263	62
Total Current Assets	2,116	2,305	(19)	(4)	-	-	2,928	1,716	1,889	1,762
Vessels and other property, less accumulated depreciation	35,721	33,950	-	-	-	-	982	841	35,080	33,975
Deferred drydock expenditures, net	1,321	1,148	-	-	-	-	164	159	-	27
Total Vessels, Deferred Drydock and Other Property	37,042	35,098	-	-	-	-	1,146	1,000	35,080	34,002
Investments in Affiliated Companies	420	420	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	33,198	33,198	27,330	27,330	10,114	10,114	13,389	13,389	18,822	18,822
Pre-petition Intercompany receivables from non-debtors	5,584	5,584	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	3,446	-	-	-	-	-	281	-	3,888
Other Assets	(34)	-	(198)	12	-	-	(22)	(24)	(20)	(20)
Total Assets	$78,326	$80,052	$27,112	$27,337	$10,114	$10,114	$17,441	$16,362	$55,771	$58,455

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	53	394	56	83	-	-	719	387	99	1,545
Total Current Liabilities Not Subject to Compromise	53	394	56	83	-	-	719	387	99	1,545

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	149	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	53	394	56	232	-	-	719	387	99	1,545

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,402	6,402	5,554	5,554	-	-	23,413	23,413	15,205	15,205
Pre-petition intercompany payables to other debtors	32,050	32,050	4	4	8,114	8,114	5	5	-	-
Other liabilities	-	-	-	-	-	-	-	10,467	-	-
Total Liabilities Subject to Compromise	38,453	38,453	5,558	5,558	8,114	8,114	23,418	33,885	15,205	15,205

Total Liabilities	38,506	38,847	5,614	5,790	8,114	8,114	24,137	34,273	15,304	16,750
Equity:
Total Equity	39,820	41,205	21,498	21,547	2,000	2,000	(6,696)	(17,911)	40,468	41,705
Total Liabilities and Equity	$78,326	$80,052	$27,112	$27,337	$10,114	$10,114	$17,441	$16,362	$55,771	$58,455

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 143 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	Leo Tanker Corporation		Leyte Product Tanker Corporation		Limar Charter Corporation		Luxmar Product Tanker Corporation		Luxmar Tanker LLC
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,865	85	2,668	1,065	812	(201)	410	597	0	-
Other receivables	-	145	23	17	27	(3)	-	117	12	-
Inventory	259	-	479	(0)	206	(0)	52	733	-	-
Prepaid expenses and other current assets	273	0	27	81	246	11	(9)	60	-	-
Total Current Assets	3,397	230	3,198	1,163	1,290	(193)	454	1,506	12	-
Vessels and other property, less accumulated depreciation	-	-	55,430	53,724	199	-	23,904	6,505	-	-
Deferred drydock expenditures, net	-	-	-	-	3,322	-	482	1,190	0	-
Total Vessels, Deferred Drydock and Other Property	-	-	55,430	53,724	3,521	-	24,386	7,695	0	-
Investments in Affiliated Companies	-	-	-	904	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,471	19,471	6,981	6,981	8,467	8,467	24,007	24,007	56,792	56,792
Pre-petition Intercompany receivables from non-debtors	-	-	11	11	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,159	-	2,990	-	272	-	82	-	-
Other Assets	-	-	30	(10)	(26)	(8)	-	(6)	13	57
Total Assets	$22,868	$21,860	$65,649	$65,763	$13,253	$8,538	$48,847	$33,285	$56,818	$56,849

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	745	15	1,398	104	1,021	422	636	1,037	121	90
Total Current Liabilities Not Subject to Compromise	745	15	1,398	104	1,021	422	636	1,037	121	90

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	137	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	431	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	241
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	972	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	60	-	-	-	-	-
Total Liabilities Not Subject to Compromise	745	15	1,398	673	2,053	422	636	1,037	121	332

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,812	23,812	25,031	25,031	26,414	26,414	24,205	24,205	568	568
Pre-petition intercompany payables to other debtors	-	-	267	267	9	9	11,407	11,407	31,784	31,784
Other liabilities	-	1,879	41,435	41,028	-	4,900	-	-	-	-
Total Liabilities Subject to Compromise	23,812	25,691	66,734	66,327	26,423	31,323	35,612	35,612	32,351	32,351

Total Liabilities	24,557	25,705	68,131	66,999	28,476	31,746	36,248	36,649	32,472	32,683
Equity:
Total Equity	(1,689)	(3,845)	(2,482)	(1,236)	(15,223)	(23,207)	12,600	(3,364)	24,346	24,166
Total Liabilities and Equity	$22,868	$21,860	$65,649	$65,763	$13,253	$8,538	$48,847	$33,285	$56,818	$56,849

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 144 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	Majestic Tankers Corporation		Oak Tanker Corporation		Maremar Product Tanker Corporation		Maremar Tanker LLC		Marilyn Vessel Corporation
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	2,926	3,009	(430)	3,831	-	-	3,112	978	-	-
Other receivables	21	38	86	128	-	-	427	(43)	-	-
Inventory	-	-	-	-	-	-	198	-	-	-
Prepaid expenses and other current assets	86	191	62	158	-	-	36	56	-	-
Total Current Assets	3,032	3,237	(282)	4,118	-	-	3,772	991	-	-
Vessels and other property, less accumulated depreciation	40,698	19,501	141,583	137,320	-	-	24,600	7,934	-	-
Deferred drydock expenditures, net	2,099	1,079	-	-	-	-	310	(0)	-	-
Total Vessels, Deferred Drydock and Other Property	42,797	20,580	141,583	137,320	-	-	24,910	7,934	-	-
Investments in Affiliated Companies	-	-	3,629	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	11,354	11,354	40	40	99	99	40,336	40,336	901	901
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	52	52
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	444	-	12	-	2,789	-	-
Other Assets	(2)	(3)	-	-	9	-	(216)	2	-	-
Total Assets	$57,181	$35,168	$144,970	$141,922	$108	$111	$68,802	$52,051	$953	$953

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	461	166	424	100	-	-	726	347	-	-
Total Current Liabilities Not Subject to Compromise	461	166	424	100	-	-	726	347	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	965	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	531	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	1,468	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	461	1,634	424	1,596	-	-	726	347	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	10,471	10,471	14,674	14,674	7	7	435	435	-	-
Pre-petition intercompany payables to other debtors	16	16	44,979	44,979	1	1	30,577	30,577	-	-
Other liabilities	-	-	85,862	83,328	-	-	-	-	-	-
Total Liabilities Subject to Compromise	10,487	10,487	145,514	142,981	8	8	31,011	31,011	-	-

Total Liabilities	10,949	12,121	145,938	144,576	8	8	31,738	31,358	-	-
Equity:
Total Equity	46,232	23,047	(968)	(2,654)	100	103	37,064	20,693	953	953
Total Liabilities and Equity	$57,181	$35,168	$144,970	$141,922	$108	$111	$68,802	$52,051	$953	$953

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 145 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.		Milos Product Tanker Corporation		Mindanao Tanker Corporation		Mykonos Tanker LLC
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	1,078	1,096	-	-	881	734
Other receivables	-	-	-	-	(12)	12	-	-	-	318
Inventory	-	-	-	-	733	612	-	-	55	646
Prepaid expenses and other current assets	-	-	-	-	25	59	-	-	24	63
Total Current Assets	-	-	-	-	1,824	1,779	-	-	959	1,761
Vessels and other property, less accumulated depreciation	-	-	-	-	42,284	40,973	34,414	46,468	47,429	45,842
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	113
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	42,284	40,973	34,414	46,468	47,429	45,955
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	(385)	(385)	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	53,629	53,629	0	0	5	5	47,635	47,615
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	135	135	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	3,460	-	-	-	4,636
Other Assets	-	-	-	-	-	-	-	-	-	6
Total Assets	$(385)	$(385)	$53,629	$53,629	$44,109	$46,212	$34,554	$46,608	$96,023	$99,972

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	114	309	-	-	277	625
Total Current Liabilities Not Subject to Compromise	-	-	-	-	114	309	-	-	277	625

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	10,800	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	1,254	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	114	309	-	12,054	277	625

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	33,894	33,894	-	-
Pre-petition intercompany payables to non-debtors	-	-	7	7	22,672	22,672	345	345	47,682	47,682
Pre-petition intercompany payables to other debtors	146	146	-	-	19,387	19,387	214	214	26,607	26,607
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	146	146	7	7	42,059	42,059	34,454	34,454	74,289	74,289

Total Liabilities	146	146	7	7	42,173	42,368	34,454	46,508	74,566	74,914
Equity:
Total Equity	(531)	(531)	53,622	53,622	1,936	3,845	100	100	21,457	25,058
Total Liabilities and Equity	$(385)	$(385)	$53,629	$53,629	$44,109	$46,212	$34,554	$46,608	$96,023	$99,972

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 146 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	Nedimar Charter Corporation		Maple Tanker Corporation		Ocean Bulk Ships, Inc.		Oceania Tanker Corporation		OSG 192 LLC
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	1,553	216	(234)	3,997	-	-	2,100	(422)	(20)	-
Other receivables	(5)	(4)	115	129	-	-	114	564	-	-
Inventory	333	-	-	-	-	-	-	878	-	-
Prepaid expenses and other current assets	256	0	61	179	-	-	96	195	9	7
Total Current Assets	2,137	212	(57)	4,306	-	-	2,310	1,214	(11)	7
Vessels and other property, less accumulated depreciation	47	-	138,736	134,544	-	-	79,751	46,675	9,219	7,982
Deferred drydock expenditures, net	1,379	-	-	-	-	-	168	-	796	1,108
Total Vessels, Deferred Drydock and Other Property	1,426	-	138,736	134,544	-	-	79,920	46,675	10,015	9,090
Investments in Affiliated Companies	-	-	3,788	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	12,466	12,466	422	422	-	-	84,867	84,867	24,239	24,239
Pre-petition Intercompany receivables from non-debtors	2	2	0	0	-	-	-	-	3,001	3,001
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	502	-	902	-	-	-	-	-	4,442
Other Assets	(41)	(21)	68	-	-	-	-	-	-	-
Total Assets	$15,991	$13,161	$142,957	$140,175	$-	$-	$167,097	$132,757	$37,244	$40,779

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	591	14	325	223	-	-	102	51	440	124
Total Current Liabilities Not Subject to Compromise	591	14	325	223	-	-	102	51	440	124

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	763	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	586	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	317	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	1,339	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	197	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	2,127	14	325	1,571	-	-	102	368	440	124

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	24,337	24,337	16,128	16,128	-	-	10,310	10,310	52	52
Pre-petition intercompany payables to other debtors	9	9	46,972	46,972	15	15	360	360	14,899	14,899
Other liabilities	-	3,573	83,617	81,149	-	-	-	-	-	-
Total Liabilities Subject to Compromise	24,346	27,919	146,717	144,249	15	15	10,670	10,670	14,950	14,950

Total Liabilities	26,473	27,933	147,042	145,820	15	15	10,772	11,038	15,391	15,075
Equity:
Total Equity	(10,482)	(14,772)	(4,085)	(5,645)	(15)	(15)	156,325	121,719	21,853	25,704
Total Liabilities and Equity	$15,991	$13,161	$142,957	$140,175	$-	$0	$167,097	$132,757	$37,244	$40,779

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 147 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	OSG 209 LLC		OSG 214 LLC		OSG 215 Corporation		OSG 242 LLC		OSG 243 LLC
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(9)	14	34	(865)	-	-	1,551	2	1,820	-
Other receivables	265	265	298	296	-	-	284	251	60	60
Inventory	-	-	-	-	-	-	315	-	166	-
Prepaid expenses and other current assets	5	8	5	7	-	-	5	9	15	7
Total Current Assets	261	287	337	(562)	-	-	2,155	262	2,061	67
Vessels and other property, less accumulated depreciation	22,021	20,666	18,892	17,646	-	-	29,890	28,325	31,327	29,803
Deferred drydock expenditures, net	1,099	688	1,762	801	-	-	746	288	703	1,091
Total Vessels, Deferred Drydock and Other Property	23,121	21,354	20,653	18,447	-	-	30,636	28,612	32,030	30,894
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	24,400	24,400	14,836	14,836	124	124	29,932	29,932	2,761	2,761
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	25,647	25,647
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	6,587	-	7,113	-	-	-	13,130	-	35,373
Other Assets	19	(23)	-	-	-	-	17	17	(94)	(50)
Total Assets	$47,801	$52,605	$35,826	$39,834	$124	$124	$62,739	$71,953	$62,405	$94,691

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	464	42	398	32	-	-	1,084	50	20	50
Total Current Liabilities Not Subject to Compromise	464	42	398	32	-	-	1,084	50	20	50

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	24,179
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	464	42	398	32	-	-	1,084	50	20	24,229

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	54	54	50	50	-	-	58	58	70	70
Pre-petition intercompany payables to other debtors	11,106	11,106	8,902	8,902	124	124	8,725	8,725	10,001	10,001
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,160	11,160	8,951	8,951	124	124	8,783	8,783	10,070	10,070

Total Liabilities	11,624	11,202	9,349	8,984	124	124	9,867	8,833	10,090	34,299
Equity:
Total Equity	36,177	41,402	26,477	30,850	(0)	(0)	52,872	63,120	52,314	60,392
Total Liabilities and Equity	$47,801	$52,605	$35,826	$39,834	$124	$124	$62,739	$71,953	$62,405	$94,691

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 148 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	OSG 244 LLC		OSG 252 LLC		OSG 254 LLC		OSG 300 LLC		OSG 400 LLC
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	68	21	1,600	20	-	-	-	-	-	-
Other receivables	276	271	328	300	247	247	-	-	-	-
Inventory	-	-	278	-	-	-	-	-	-	-
Prepaid expenses and other current assets	5	7	5	8	5	8	-	-	-	-
Total Current Assets	350	299	2,211	328	252	255	-	-	-	-
Vessels and other property, less accumulated depreciation	16,006	14,402	18,995	17,491	21,186	19,470	-	-	-	-
Deferred drydock expenditures, net	1,102	1,047	1,152	396	1,870	1,851	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	17,108	15,449	20,147	17,887	23,056	21,321	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	27,376	27,376	18,417	18,417	22,276	22,276	84	84	4,141	4,141
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	18,323	18,323
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	6,992	-	11,494	-	7,442	-	-	-	-
Other Assets	-	(13)	(7)	-	-	-	-	-	532	533
Total Assets	$44,834	$50,104	$40,769	$48,126	$45,584	$51,295	$84	$84	$22,996	$22,997

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	474	507	386	64	1	100	-	-	(1)	-
Total Current Liabilities Not Subject to Compromise	474	507	386	64	1	100	-	-	(1)	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	7
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	474	507	386	64	1	100	-	-	(1)	7

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	51	51	53	53	55	55	-	-	50	50
Pre-petition intercompany payables to other debtors	11,421	11,421	1,872	1,872	5,994	5,994	-	-	6,183	6,183
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,472	11,472	1,925	1,925	6,048	6,048	-	-	6,233	6,233

Total Liabilities	11,946	11,979	2,312	1,989	6,050	6,148	-	-	6,232	6,241
Equity:
Total Equity	32,888	38,125	38,457	46,137	39,535	45,146	84	84	16,764	16,757
Total Liabilities and Equity	$44,834	$50,104	$40,769	$48,126	$45,584	$51,295	$84	$84	$22,996	$22,997

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 149 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	OSG America L.P.		OSG America LLC		OSG America Operating Company LLC		OSG Car Carriers, Inc.		OSG Clean Products International, Inc.
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$23,350	$179,351	$-	$-	$-	$-
Voyage receivables	-	-	-	-	(1,501)	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	(1)	-	-	-	-	-
Total Current Assets	-	-	-	-	21,847	179,351	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	995	788	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	64,617	60,950	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	0	0	423,001	423,001	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	458	458	834,346	834,346	6,682	6,682	100	100
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	1	1	205	205	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	51,872	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$-	$-	$459	$459	$1,344,807	$1,550,309	$6,887	$6,887	$100	$100

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	16	0	-	-	-	-
Total Current Liabilities Not Subject to Compromise	-	-	-	-	16	0	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	1,502	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	1	-	202,846	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	1	16	204,348	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	134,975	134,975	0	0	-	-
Pre-petition intercompany payables to other debtors	79	79	-	-	686,794	686,794	6,899	6,899	-	-
Other liabilities	-	-	-	-	302	302	-	-	-	-
Total Liabilities Subject to Compromise	79	79	-	-	822,070	822,070	6,899	6,899	-	-

Total Liabilities	79	79	-	1	822,086	1,026,418	6,899	6,899	-	-
Equity:
Total Equity	(79)	(79)	459	458	522,721	523,891	(13)	(13)	100	100
Total Liabilities and Equity	$-	$-	$459	$459	$1,344,807	$1,550,309	$6,887	$6,887	$100	$100

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 150 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	OSG Columbia LLC		OSG Constitution LLC		OSG Courageous LLC		OSG Delaware Bay Lightering LLC		OSG Discovery LLC
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	5,421	3,504	-	-
Other receivables	26	26	-	-	10	10	63	63	-	-
Inventory	-	-	-	-	-	-	710	925	-	-
Prepaid expenses and other current assets	4	5	-	-	4	8	47	120	-	-
Total Current Assets	29	30	-	-	14	18	6,241	4,612	-	-
Vessels and other property, less accumulated depreciation	7,024	6,687	-	-	30,264	29,533	382,438	372,033	-	-
Deferred drydock expenditures, net	602	232	-	-	-	5	-	610	-	-
Total Vessels, Deferred Drydock and Other Property	7,626	6,919	-	-	30,264	29,538	382,438	372,643	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,435	2,435	1,070	1,070	2,062	2,062	15,144	15,144	1,272	1,272
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	104,456	104,456	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	36,431	-	793
Other Assets	-	3	0	(0)	(2)	5	0	(21)	-	-
Total Assets	$10,091	$9,388	$1,070	$1,070	$32,339	$31,623	$508,278	$533,264	$1,272	$2,065

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	125	145	2	3	140	162	598	1,005	21	-
Total Current Liabilities Not Subject to Compromise	125	145	2	3	140	162	598	1,005	21	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	2,225	-	2	-	2,272	-	9,230	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	125	2,370	2	5	140	2,434	598	10,234	21	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	33	33	32	32	1	1	380	380	-	-
Pre-petition intercompany payables to other debtors	9,323	9,323	4,544	4,544	17,212	17,212	88,794	88,794	508	508
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	9,355	9,355	4,576	4,576	17,213	17,213	89,174	89,174	508	508

Total Liabilities	9,480	11,726	4,579	4,582	17,353	19,647	89,772	99,408	529	508
Equity:
Total Equity	611	(2,337)	(3,508)	(3,511)	14,986	11,976	418,506	433,856	743	1,557
Total Liabilities and Equity	$10,091	$9,388	$1,070	$1,070	$32,339	$31,623	$508,278	$533,264	$1,272	$2,065

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 151 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	OSG Endeavor LLC		OSG Endurance LLC		OSG Enterprise LLC		OSG Financial Corp.		OSG Freedom LLC
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$16	$256	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	23	23	10	16	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	0	-
Prepaid expenses and other current assets	-	-	4	8	4	4	-	-	5	9
Total Current Assets	-	-	27	31	14	20	16	256	5	9
Vessels and other property, less accumulated depreciation	-	-	32,214	31,434	4,238	4,004	-	-	1,478	-
Deferred drydock expenditures, net	-	-	-	124	1,494	680	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	32,214	31,558	5,732	4,684	-	-	1,478	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	69	69	3,140	3,140	10,251	10,251	829	829
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	470
Other Assets	-	-	(30)	(29)	9	4	731	318	0	-
Total Assets	$-	$-	$32,280	$31,629	$8,895	$7,848	$10,999	$10,825	$2,312	$1,308

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	145	226	189	165	-	-	(7)	21
Total Current Liabilities Not Subject to Compromise	-	-	145	226	189	165	-	-	(7)	21

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	44	-	2,152	-	2,365	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	44	145	2,378	189	2,530	-	-	(7)	21

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	111	111	1	1	29	29	-	-	28	28
Pre-petition intercompany payables to other debtors	310	310	15,683	15,683	8,420	8,420	9,457	9,457	3,753	3,753
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	421	421	15,684	15,684	8,449	8,449	9,457	9,457	3,781	3,781

Total Liabilities	421	465	15,828	18,062	8,638	10,980	9,457	9,457	3,775	3,802
Equity:
Total Equity	(421)	(465)	16,452	13,567	257	(3,131)	1,541	1,368	(1,462)	(2,493)
Total Liabilities and Equity	$-	$-	$32,280	$31,629	$8,895	$7,848	$10,999	$10,825	$2,312	$1,308

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 152 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	OSG Honour LLC		OSG Independence LLC		OSG Intrepid LLC		OSG Liberty LLC		OSG Lightering LLC
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$3,502	$13,677
Voyage receivables	-	-	-	-	-	-	-	-	8,284	7,617
Other receivables	16	16	14	14	13	12	-	-	9,798	6,049
Inventory	-	-	-	-	-	-	-	-	2,227	3,262
Prepaid expenses and other current assets	4	4	4	5	4	4	-	-	1,623	1,434
Total Current Assets	20	21	18	19	17	16	-	-	25,433	32,040
Vessels and other property, less accumulated depreciation	3,802	3,555	6,615	6,296	2,897	2,597	-	-	4,340	3,876
Deferred drydock expenditures, net	848	538	311	498	1,219	988	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	4,649	4,092	6,926	6,794	4,116	3,585	-	-	4,340	3,876
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	7,190	6,792
Goodwill	-	-	-	-	-	-	-	-	8,101	8,101
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,458	2,458	246	246	2	2	9,493	9,493	127,232	127,232
Pre-petition Intercompany receivables from non-debtors	-	-	1	1	-	-	1	1	137,738	137,738
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	5,997	-	-	-	1	-	765
Other Assets	(3)	(2)	0	(1)	(8)	35	(9)	(9)	-	-
Total Assets	$7,124	$6,569	$7,191	$13,055	$4,126	$3,638	$9,485	$9,486	$310,035	$316,544

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	143	149	270	190	134	166	(1)	-	3,384	8,576
Total Current Liabilities Not Subject to Compromise	143	149	270	190	134	166	(1)	-	3,384	8,576

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	2,237	-	8,766	-	2,745	-	-	-	3,621
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	143	2,386	270	8,956	134	2,911	(1)	-	3,384	12,198

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	33	33	30	30	32	32	127,578	127,578
Pre-petition intercompany payables to other debtors	8,722	8,722	6,907	6,907	7,284	7,284	10,766	10,766	167,222	166,275
Other liabilities	-	-	-	-	-	-	-	-	(11)	923
Total Liabilities Subject to Compromise	8,753	8,753	6,940	6,941	7,314	7,314	10,799	10,799	294,790	294,776

Total Liabilities	8,896	11,139	7,210	15,896	7,447	10,225	10,798	10,799	298,174	306,974
Equity:
Total Equity	(1,772)	(4,570)	(19)	(2,842)	(3,321)	(6,586)	(1,313)	(1,313)	11,861	9,570
Total Liabilities and Equity	$7,124	$6,569	$7,191	$13,055	$4,126	$3,638	$9,485	$9,486	$310,035	$316,544

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 153 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC		OSG Mariner LLC		OSG Maritrans Parent LLC		OSG Navigator LLC
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-	18	18
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	-	-	4	4
Total Current Assets	-	-	-	-	-	-	-	-	21	22
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	2,853	2,560
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	587	201
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	3,440	2,761
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	606	550	-	-
Goodwill	-	-	1,567	1,567	-	-	-	-	-	-
Investments in subsidiaries	2,000	2,000	-	-	-	-	103,806	103,806	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	2,650	2,650	-	-	-	-	19	19
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	(4)	1
Total Assets	$2,000	$2,000	$4,216	$4,216	$-	$-	$104,411	$104,356	$3,476	$2,802

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	-	-	-	-	167	156
Total Current Liabilities Not Subject to Compromise	-	-	-	-	-	-	-	-	167	156

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	44	-	-	-	2,220
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	-	44	-	-	167	2,376

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	111	111	-	-	30	30
Pre-petition intercompany payables to other debtors	1,999	1,999	2,650	2,650	311	311	120,341	120,341	6,801	6,801
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	1,999	1,999	2,650	2,650	422	422	120,341	120,341	6,831	6,831

Total Liabilities	1,999	1,999	2,650	2,650	422	466	120,341	120,341	6,999	9,207
Equity:
Total Equity	1	1	1,567	1,567	(422)	(466)	(15,930)	(15,985)	(3,523)	(6,405)
Total Liabilities and Equity	$2,000	$2,000	$4,216	$4,216	$-	$(0)	$104,411	$104,356	$3,476	$2,802

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 154 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	OSG New York, Inc.		OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC		OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	5,178	2,839	-	-	-	-	-	-	-	-
Other receivables	-	11	-	-	-	-	-	-	-	-
Inventory	352	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	781	595	-	-	-	-	-	-	-	-
Total Current Assets	6,311	3,444	-	-	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	21,479	21,479	100	100	-	-	-	-	1	-
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,910	-	-	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$28,090	$28,133	$100	$100	$-	$-	$-	$-	$1	$-

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	506	138	-	-	-	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	506	138	-	-	-	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	1,463	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	506	1,601	-	-	-	-	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	26,292	26,292	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to other debtors	10,719	10,719	-	-	8	8	8	8	1	-
Other liabilities	-	1,120	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	37,011	38,131	-	-	8	8	8	8	1	-

Total Liabilities	37,517	39,732	-	-	8	8	8	8	1	-
Equity:
Total Equity	(9,427)	(11,598)	100	100	(8)	(8)	(8)	(8)	-	-
Total Liabilities and Equity	$28,090	$28,133	$100	$100	$-	$-	$-	$-	$1	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 155 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	OSG Product Tankers, LLC		OSG Quest LLC		OSG Seafarer LLC		OSG Ship Management, Inc.		OSG Valour LLC
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$1,431	$582	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	1,773	689	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	2,832	1,631	-	-
Total Current Assets	-	-	-	-	-	-	6,036	2,902	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	12,623	5,410	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	12,623	5,410	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	139	139	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	64	64	1,000	1,000	193,029	207,365	1,163	1,163
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	993	912	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	0	-	(3,242)	-	-
Other Assets	-	-	-	-	-	-	117	386	-	-
Total Assets	$-	$-	$64	$64	$1,000	$1,001	$212,936	$213,873	$1,163	$1,163

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	4	-	-	-	9,813	12,177	-	-
Total Current Liabilities Not Subject to Compromise	-	-	4	-	-	-	9,813	12,177	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	30	-	-	-	27,013	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	528	526	-	-
Total Liabilities Not Subject to Compromise	-	-	4	30	-	-	10,341	39,715	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	140	140	27	27	328	328	-	-
Pre-petition intercompany payables to other debtors	16	16	61	61	343	343	369,019	369,019	1,075	1,075
Other liabilities	-	-	-	-	-	-	23,988	19,658	-	-
Total Liabilities Subject to Compromise	16	16	201	201	370	370	393,334	389,005	1,075	1,075

Total Liabilities	16	16	205	231	370	370	403,675	428,721	1,075	1,075
Equity:
Total Equity	(16)	(16)	(140)	(167)	631	631	(190,740)	(214,848)	88	88
Total Liabilities and Equity	$-	$-	$64	$64	$1,000	$1,001	$212,936	$213,873	$1,163	$1,163

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 156 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	Overseas Allegiance Corporation		Overseas Anacortes LLC		Overseas Boston LLC		Overseas Diligence LLC		Overseas Galena Bay LLC
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	13	-	-	-	-	-	-	-
Other receivables	-	-	28	14	21	29	137	137	276	276
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	450	812	448	808	-	-	-	-
Total Current Assets	-	-	492	825	468	837	137	137	276	276
Vessels and other property, less accumulated depreciation	-	-	274	195	171	93	-	-	-	-
Deferred drydock expenditures, net	-	-	4	79	606	438	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	279	274	776	531	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2	2	42,388	42,388	40,291	40,291	311	311	4,465	4,465
Pre-petition Intercompany receivables from non-debtors	-	-	30	30	-	-	2	2	4	4
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	5,301	-	2,869	-	-	-	-
Other Assets	-	-	2,141	1,922	1,159	1,036	-	-	-	-
Total Assets	$2	$2	$45,329	$50,740	$42,695	$45,565	$451	$451	$4,744	$4,744

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	1,193	2,192	1,192	1,916	(0)	(0)	-	-
Total Current Liabilities Not Subject to Compromise	-	-	1,193	2,192	1,192	1,916	(0)	(0)	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	1,193	2,192	1,192	1,916	(0)	(0)	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	106	106	91	91	49	49	-	-
Pre-petition intercompany payables to other debtors	2	2	35,688	35,688	36,030	36,030	300	300	565	565
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	2	2	35,794	35,794	36,122	36,122	348	348	565	565

Total Liabilities	2	2	36,986	37,986	37,313	38,038	348	348	565	565
Equity:
Total Equity	0	0	8,343	12,754	5,382	7,527	103	103	4,179	4,179
Total Liabilities and Equity	$2	$2	$45,329	$50,740	$42,695	$45,565	$451	$451	$4,744	$4,744

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 157 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	Overseas Houston LLC		Overseas Integrity LLC		Overseas Long Beach LLC		Overseas Los Angeles LLC		Overseas Martinez LLC
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	289	323	8	-	307	323	358	235	34	25
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	357	633	-	-	357	633	360	633	447	805
Total Current Assets	646	956	8	-	664	956	719	869	482	829
Vessels and other property, less accumulated depreciation	143	70	-	-	164	80	167	99	345	234
Deferred drydock expenditures, net	2,793	2,276	-	-	2,195	1,662	2,489	1,714	-	753
Total Vessels, Deferred Drydock and Other Property	2,936	2,346	-	-	2,359	1,741	2,656	1,813	345	987
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,162	35,194	1,150	1,150	35,775	35,774	34,432	34,432	14,892	14,892
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	3	3	3	3	3	3
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,156	-	59	-	850	-	650	-	1,414
Other Assets	601	551	-	-	588	531	921	852	2,138	1,889
Total Assets	$39,345	$40,204	$1,157	$1,209	$39,388	$39,855	$38,730	$38,618	$17,860	$20,015

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	990	288	-	-	1,268	302	1,881	320	1,207	2,016
Total Current Liabilities Not Subject to Compromise	990	288	-	-	1,268	302	1,881	320	1,207	2,016

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	5,875	6,765	-	-	5,458	6,348	5,016	5,907	-	-
Total Liabilities Not Subject to Compromise	6,865	7,053	-	-	6,726	6,650	6,897	6,227	1,207	2,016

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	96	96	-	-	95	95	98	98	97	97
Pre-petition intercompany payables to other debtors	33,329	33,361	932	932	31,967	31,966	33,285	33,285	8,451	8,451
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	33,425	33,456	932	932	32,062	32,061	33,383	33,383	8,549	8,549

Total Liabilities	40,289	40,510	932	932	38,788	38,711	40,280	39,610	9,755	10,564
Equity:
Total Equity	(944)	(306)	225	277	600	1,144	(1,551)	(992)	8,104	9,451
Total Liabilities and Equity	$39,345	$40,204	$1,157	$1,209	$39,388	$39,855	$38,730	$38,618	$17,860	$20,015

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 158 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	Overseas New Orleans LLC		Overseas New York LLC		Overseas Nikiski LLC		Overseas Perseverance Corporation		Overseas Philadelphia LLC
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	211	211	119	131	30	30	-	-	211	211
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	357	634	448	808	-	-	-	-
Total Current Assets	211	211	476	765	477	838	-	-	211	211
Vessels and other property, less accumulated depreciation	-	-	51	34	244	121	-	-	-	-
Deferred drydock expenditures, net	-	-	209	2,108	891	531	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	260	2,143	1,134	652	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	3,717	3,717	35,303	35,303	39,256	39,256	383	383	596	596
Pre-petition Intercompany receivables from non-debtors	-	-	6,190	6,190	-	-	-	-	2	2
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	2,926	-	-	-	-
Other Assets	-	-	1,189	1,057	1,246	1,110	-	-	66	68
Total Assets	$3,928	$3,928	$43,418	$45,458	$42,113	$44,782	$383	$383	$875	$877

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	11	-	1,043	688	1,239	1,957	-	-	-	-
Total Current Liabilities Not Subject to Compromise	11	-	1,043	688	1,239	1,957	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	16	-	1,824	-	-	-	-	-	2
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	4,570	5,460	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	11	16	5,613	7,972	1,239	1,957	-	-	-	2

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	28	28	95	95	91	91	-	-	-	-
Pre-petition intercompany payables to other debtors	459	459	36,723	36,723	35,177	35,177	378	378	940	940
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	488	488	36,818	36,818	35,268	35,268	378	378	940	940

Total Liabilities	498	503	42,430	44,790	36,507	37,226	378	378	940	942
Equity:
Total Equity	3,430	3,425	987	667	5,606	7,556	4	4	(65)	(65)
Total Liabilities and Equity	$3,928	$3,928	$43,418	$45,458	$42,113	$44,782	$383	$383	$875	$877

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 159 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation		Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC		Overseas Tampa LLC
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	211	48	10	-
Other receivables	222	222	-	-	-	-	188	181	51	44
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	7	-	36	162	443	821
Total Current Assets	222	222	-	-	7	-	436	391	504	865
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	244,259	235,893	219	198
Deferred drydock expenditures, net	-	-	-	-	-	-	235	344	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	244,494	236,237	219	198
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	432,794	471,451	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,663	10,663	9	9	370,028	370,028	96,424	96,424	4,190	4,190
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	314,966	314,966	6	6	5	5
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	26,934	-	4,144
Other Assets	-	-	-	-	-	-	88	137	3,469	3,768
Total Assets	$10,885	$10,885	$9	$9	$1,117,796	$1,156,444	$341,448	$360,130	$8,387	$13,169

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	18	-	-	-	5	-	3,003	1,153	1,186	2,223
Total Current Liabilities Not Subject to Compromise	18	-	-	-	5	-	3,003	1,153	1,186	2,223

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	28	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	18	28	-	-	5	-	3,003	1,153	1,186	2,223

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	-	-	5,976	5,975	110	110	-	-
Pre-petition intercompany payables to other debtors	6,220	6,220	7	7	45	45	158,460	158,460	6,866	6,866
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	6,251	6,251	7	7	6,021	6,021	158,570	158,570	6,866	6,866

Total Liabilities	6,269	6,278	7	7	6,025	6,021	161,573	159,722	8,052	9,089
Equity:
Total Equity	4,616	4,607	2	2	1,111,770	1,150,424	179,876	200,407	334	4,081
Total Liabilities and Equity	$10,885	$10,885	$9	$9	$1,117,796	$1,156,444	$341,448	$360,130	$8,387	$13,169

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 160 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	Overseas Texas City LLC		Pearlmar Limited		Petromar Limited		Pisces Tanker Corporation		Polaris Tanker Corporation
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	2,457	2,206	1,407	1,283	1,982	72	1,168	50
Other receivables	(30)	136	21	(1)	10	3	-	345	(5)	553
Inventory	-	-	-	-	421	406	248	-	359	-
Prepaid expenses and other current assets	358	634	29	71	27	62	282	(0)	282	0
Total Current Assets	328	770	2,507	2,276	1,865	1,754	2,512	417	1,804	603
Vessels and other property, less accumulated depreciation	9	7	35,337	33,572	24,544	9,210	-	-	-	-
Deferred drydock expenditures, net	309	351	1,450	1,158	1,497	1,175	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	318	358	36,787	34,730	26,041	10,385	-	-	-	-
Investments in Affiliated Companies	-	-	440	440	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	41,721	41,721	32,776	32,776	13,809	13,809	20,752	20,752	21,287	21,287
Pre-petition Intercompany receivables from non-debtors	-	-	5,550	5,550	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	5,054	-	3,320	-	1,257	-	1,230	-	210
Other Assets	1,584	1,405	-	25	(40)	108	(1)	(7)	(3)	-
Total Assets	$43,952	$49,307	$78,059	$79,116	$41,675	$27,312	$23,264	$22,392	$23,088	$22,100

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,050	994	373	370	67	589	84	23	438	9
Total Current Liabilities Not Subject to Compromise	1,050	994	373	370	67	589	84	23	438	9

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	4,079	4,969	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	5,129	5,963	373	370	67	589	84	23	438	9

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	98	98	6,226	6,226	14,353	14,353	24,007	24,007	24,709	24,709
Pre-petition intercompany payables to other debtors	29,053	29,053	31,100	31,100	166	166	162	162	741	741
Other liabilities	-	-	-	-	-	-	-	3,557	-	3,589
Total Liabilities Subject to Compromise	29,152	29,152	37,326	37,326	14,519	14,519	24,168	27,725	25,450	29,039

Total Liabilities	34,280	35,114	37,700	37,696	14,586	15,108	24,252	27,748	25,888	29,048
Equity:
Total Equity	9,671	14,193	40,360	41,420	27,089	12,204	(989)	(5,357)	(2,800)	(6,949)
Total Liabilities and Equity	$43,952	$49,307	$78,059	$79,116	$41,675	$27,312	$23,264	$22,392	$23,088	$22,100

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 161 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	Queens Product Tanker Corporation		Reymar Limited		Rich Tanker Corporation		Rimar Chartering Corporation		Rosalyn Tanker Corporation
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	418	-	2,373	2,144	2,779	1,110	598	398	3,110	3,812
Other receivables	11	-	(7)	(5)	9	-	53	38	21	171
Inventory	658	(0)	-	-	-	455	192	0	-	-
Prepaid expenses and other current assets	34	-	29	79	243	183	303	0	75	169
Total Current Assets	1,122	(0)	2,395	2,218	3,031	1,749	1,147	436	3,206	4,153
Vessels and other property, less accumulated depreciation	-	-	37,449	35,826	-	-	269	-	51,807	51,014
Deferred drydock expenditures, net	-	-	331	174	-	-	387	-	73	2,151
Total Vessels, Deferred Drydock and Other Property	-	-	37,780	36,000	-	-	656	-	51,879	53,165
Investments in Affiliated Companies	-	-	414	414	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	4,141	4,141	26,868	26,868	15,814	15,814	52,488	52,488	10,179	10,179
Pre-petition Intercompany receivables from non-debtors	47,372	47,372	11,856	11,856	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	634	-	2,100	-	1,681	-	-	-	-
Other Assets	3	-	(33)	51	-	-	(96)	(7)	(23)	(26)
Total Assets	$52,639	$52,148	$79,279	$79,506	$18,845	$19,244	$54,195	$52,918	$65,241	$67,470

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	431	14	59	210	367	736	350	347	301	79
Total Current Liabilities Not Subject to Compromise	431	14	59	210	367	736	350	347	301	79

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	414
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	1,909	-	3,153
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	4,284	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	511	-	-	-	-	-
Total Liabilities Not Subject to Compromise	431	14	59	210	878	736	4,633	2,256	301	3,645

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,799	23,799	2,567	2,567	19,532	19,532	27,292	27,292	6,406	6,406
Pre-petition intercompany payables to other debtors	47,711	47,711	30,609	30,609	11	11	30,274	30,274	1	1
Other liabilities	-	0	-	-	-	2,999	-	8,154	-	-
Total Liabilities Subject to Compromise	71,510	71,510	33,177	33,177	19,542	22,541	57,566	65,720	6,407	6,407

Total Liabilities	71,941	71,524	33,236	33,387	20,420	23,278	62,199	67,975	6,707	10,052
Equity:
Total Equity	(19,302)	(19,376)	46,044	46,119	(1,576)	(4,033)	(8,004)	(15,057)	58,534	57,419
Total Liabilities and Equity	$52,639	$52,148	$79,279	$79,506	$18,845	$19,244	$54,195	$52,918	$65,241	$67,470

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 162 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	Rosemar Limited		Rubymar Limited		Sakura Transport Corp.		Samar Product Tanker Corporation		Santorini Tanker LLC
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	24	10	66	452	2,925	3,923	226	-	364	854
Other receivables	11	(10)	445	445	61	20	33	(12)	-	280
Inventory	-	-	-	-	-	-	-	-	486	698
Prepaid expenses and other current assets	34	78	2	3	94	179	30	77	119	62
Total Current Assets	69	78	513	900	3,080	4,121	289	65	969	1,894
Vessels and other property, less accumulated depreciation	35,909	34,152	34,354	32,704	47,915	46,010	55,715	53,979	47,696	46,206
Deferred drydock expenditures, net	1,270	1,246	1,392	1,183	1,970	1,527	-	-	-	58
Total Vessels, Deferred Drydock and Other Property	37,179	35,397	35,746	33,887	49,885	47,537	55,715	53,979	47,696	46,265
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	25,954	25,954	39,950	39,950	9,838	9,838	1,349	1,349	47,700	47,700
Pre-petition Intercompany receivables from non-debtors	-	-	18	18	0	0	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,013	-	2,539	-	1,936	-	2,331	-	4,783
Other Assets	(38)	(1)	-	-	(33)	(5)	(3)	(2)	-	7
Total Assets	$63,163	$62,441	$76,226	$77,294	$62,770	$63,427	$57,350	$57,722	$96,365	$100,649

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	247	76	652	1,095	260	126	438	488	30	1,059
Total Current Liabilities Not Subject to Compromise	247	76	652	1,095	260	126	438	488	30	1,059

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	122	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	354	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	247	76	652	1,095	260	126	438	964	30	1,059

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,632	6,632	4,148	4,148	8,952	8,952	15,238	15,238	1	1
Pre-petition intercompany payables to other debtors	18,287	18,287	26,155	26,155	-	-	284	284	74,363	74,363
Other liabilities	-	-	-	-	-	-	41,435	41,072	-	-
Total Liabilities Subject to Compromise	24,919	24,919	30,303	30,303	8,952	8,952	56,956	56,594	74,364	74,364

Total Liabilities	25,166	24,995	30,955	31,398	9,212	9,078	57,394	57,558	74,394	75,423
Equity:
Total Equity	37,996	37,447	45,271	45,896	53,559	54,350	(44)	165	21,971	25,226
Total Liabilities and Equity	$63,163	$62,441	$76,226	$77,294	$62,770	$63,427	$57,350	$57,722	$96,365	$100,649

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 163 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation		Shirley Tanker SRL		Sifnos Tanker Corporation		Silvermar Limited
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$10	$4	$-	$-	$-	$-
Voyage receivables	1,537	1,453	1,417	1,228	1,727	1,595	1,549	1,548	2,047	2,197
Other receivables	(4)	2	16	94	10	2	3	(39)	(16)	(6)
Inventory	-	820	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	240	240	47	109	23	98	240	256	29	73
Total Current Assets	1,773	2,515	1,480	1,432	1,770	1,699	1,792	1,765	2,061	2,264
Vessels and other property, less accumulated depreciation	935	795	22,496	21,530	42,556	39,975	1,040	891	34,297	32,636
Deferred drydock expenditures, net	4	132	1,887	1,508	1,389	1,005	(0)	983	1,564	1,713
Total Vessels, Deferred Drydock and Other Property	938	927	24,384	23,038	43,945	40,980	1,040	1,875	35,861	34,348
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	703	703
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	875	875	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	5,941	5,941	9,979	9,979	10,555	10,555	5,840	5,840	17,433	17,433
Pre-petition Intercompany receivables from non-debtors	0	0	1	1	-	-	-	-	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	479	-	-	-	-	-	3,010
Other Assets	10	(22)	66	88	(37)	(17)	15	(32)	(12)	(9)
Total Assets	$8,663	$9,362	$35,909	$35,017	$57,109	$54,092	$8,687	$9,449	$56,046	$57,749

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	45	873	220	80	1,282	167	44	298	57	389
Total Current Liabilities Not Subject to Compromise	45	873	220	80	1,282	167	44	298	57	389

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	415	-	-	-	-
Post-petition intercompany payables to other debtors	-	273	-	-	-	1,105	-	1,317	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	45	1,146	220	80	1,282	1,687	44	1,615	57	389

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	6,111	6,111	-	-	-	-
Pre-petition intercompany payables to non-debtors	11,875	11,875	34,974	34,974	19,866	19,866	12,130	12,130	5,014	5,014
Pre-petition intercompany payables to other debtors	8	8	16	16	38	38	0	0	9,736	9,736
Other liabilities	-	11,746	-	0	36,851	36,634	-	10,192	-	-
Total Liabilities Subject to Compromise	11,884	23,630	34,990	34,990	62,866	62,649	12,130	22,322	14,750	14,750

Total Liabilities	11,929	24,776	35,210	35,069	64,147	64,335	12,174	23,937	14,807	15,140
Equity:
Total Equity	(3,266)	(15,414)	699	(52)	(7,038)	(10,243)	(3,487)	(14,489)	41,238	42,609
Total Liabilities and Equity	$8,663	$9,362	$35,909	$35,017	$57,109	$54,092	$8,687	$9,449	$56,046	$57,749

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 164 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	Sixth Aframax Tanker Corporation		Skopelos Product Tanker Corporation		Star Chartering Corporation		Suezmax International Agencies, Inc.		Talara Chartering Corporation
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	459	1,220	1,715	1,096	19	16	14,133	6,625	1,692	576
Other receivables	6	39	33	55	-	-	522	4	26	566
Inventory	-	-	598	498	-	-	-	-	-	-
Prepaid expenses and other current assets	41	91	220	58	241	450	1,416	416	639	(0)
Total Current Assets	506	1,350	2,565	1,707	260	465	16,071	7,045	2,357	1,141
Vessels and other property, less accumulated depreciation	21,356	20,409	32,130	31,074	-	-	-	-	1,068	-
Deferred drydock expenditures, net	1,279	925	(2)	21	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	22,635	21,334	32,128	31,094	-	-	-	-	1,068	-
Investments in Affiliated Companies	-	-	-	-	-	-	2,864	-	542	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	8,513	8,105	19,977	19,977	8,855	8,855	35,592	35,592	11,095	11,095
Pre-petition Intercompany receivables from non-debtors	-	-	2	2	-	-	486	486	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	9	-	3,025	-	-	-	6,682	-	935
Other Assets	37	42	-	(20)	-	1	-	-	(20)	18
Total Assets	$31,690	$30,840	$54,673	$55,786	$9,116	$9,321	$55,012	$49,804	$15,042	$13,189

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	743	198	148	379	240	445	616	30	53	200
Total Current Liabilities Not Subject to Compromise	743	198	148	379	240	445	616	30	53	200

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	23	-	189	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	633	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	563	-	-	-
Total Liabilities Not Subject to Compromise	743	198	148	379	240	468	1,179	219	686	200

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	978	-	-	-
Pre-petition intercompany payables to non-debtors	5,769	5,769	17,088	17,088	8,852	8,852	54,430	54,430	21,873	21,873
Pre-petition intercompany payables to other debtors	80	80	7	7	-	-	2,592	2,592	1	1
Other liabilities	-	-	-	-	-	-	-	-	-	23,010
Total Liabilities Subject to Compromise	5,849	5,849	17,095	17,095	8,852	8,852	58,000	57,022	21,874	44,884

Total Liabilities	6,592	6,047	17,243	17,474	9,091	9,319	59,179	57,241	22,560	45,083
Equity:
Total Equity	25,098	24,793	37,429	38,312	24	2	(4,167)	(7,437)	(7,518)	(31,894)
Total Liabilities and Equity	$31,690	$30,840	$54,673	$55,786	$9,116	$9,321	$55,012	$49,804	$15,042	$13,189

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 165 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	Third United Shipping Corporation		Tokyo Transport Corp.		Transbulk Carriers, Inc.		Troy Chartering Corporation		Troy Product Corporation
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	3,339	4,105	-	-	173	(370)	-	-
Other receivables	-	-	18	60	-	-	13	31	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	92	179	-	-	344	(3)	-	-
Total Current Assets	-	-	3,449	4,344	-	-	531	(342)	-	-
Vessels and other property, less accumulated depreciation	-	-	50,753	48,603	-	-	1,101	-	-	-
Deferred drydock expenditures, net	-	-	1,950	1,574	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	52,703	50,177	-	-	1,101	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	105,125	105,125	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	10,324	10,324	295	295	30,356	30,356	58,765	58,765
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	1,073	-	-	-	-	-	-
Other Assets	-	-	(6)	(10)	-	-	(35)	(3)	-	-
Total Assets	$105,125	$105,125	$66,470	$65,907	$295	$295	$31,953	$30,010	$58,765	$58,765

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	326	140	-	-	68	137	-	-
Total Current Liabilities Not Subject to Compromise	-	-	326	140	-	-	68	137	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	149	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	708	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	326	140	-	-	776	286	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	8,479	8,479	-	-	42,724	42,724	58,345	58,345
Pre-petition intercompany payables to other debtors	-	-	16	16	211	211	4,372	4,372	-	-
Other liabilities	-	-	-	-	-	-	-	23,598	-	-
Total Liabilities Subject to Compromise	-	-	8,494	8,494	211	211	47,096	70,693	58,345	58,345

Total Liabilities	-	-	8,821	8,634	211	211	47,872	70,979	58,345	58,345
Equity:
Total Equity	105,125	105,125	57,649	57,272	85	85	(15,919)	(40,969)	420	420
Total Liabilities and Equity	$105,125	$105,125	$66,470	$65,907	$295	$295	$31,953	$30,010	$58,765	$58,765

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 166 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	Urban Tanker Corporation		Vega Tanker Corporation		View Tanker Corporation		Vivian Tankships Corporation		Vulpecula Chartering Corporation
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,574	1,546	-	-	2,869	1,790	-	-	753	45
Other receivables	-	-	13	13	-	16	-	-	2	400
Inventory	-	-	-	-	-	(0)	-	-	169	-
Prepaid expenses and other current assets	243	215	-	-	186	344	-	-	272	1
Total Current Assets	1,817	1,761	13	13	3,055	2,150	-	-	1,196	446
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,341	19,341	5,080	5,080	7,323	7,323	21,117	21,117	24,373	24,373
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	188	188
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	381	-	-	-	1,383	-	-	-	265
Other Assets	(9)	1	87	87	54	54	-	-	-	-
Total Assets	$21,448	$21,784	$5,179	$5,179	$10,432	$10,910	$21,117	$21,117	$25,757	$25,271

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	27	20	20	20	764	726	-	-	549	48
Total Current Liabilities Not Subject to Compromise	27	20	20	20	764	726	-	-	549	48

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	26	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	500	-	-	-	511	-	-	-	-	-
Total Liabilities Not Subject to Compromise	526	20	20	46	1,275	726	-	-	549	48

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,602	23,602	9	9	11,439	11,439	-	-	24,937	24,937
Pre-petition intercompany payables to other debtors	3	3	2,127	2,127	1	1	14,490	14,490	681	681
Other liabilities	-	3,176	-	-	-	3,098	-	-	-	2,457
Total Liabilities Subject to Compromise	23,604	26,780	2,136	2,136	11,440	14,538	14,490	14,490	25,618	28,075

Total Liabilities	24,131	26,800	2,156	2,182	12,715	15,264	14,490	14,490	26,167	28,123
Equity:
Total Equity	(2,683)	(5,016)	3,023	2,997	(2,283)	(4,354)	6,627	6,627	(410)	(2,852)
Total Liabilities and Equity	$21,448	$21,784	$5,179	$5,179	$10,432	$10,910	$21,117	$21,117	$25,757	$25,271

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 167 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	Wind Aframax Tanker Corporation		Combined Debtors		Eliminations		Consolidated Debtors
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$398,725	$589,861	$-	$-	$398,725	$589,861
Voyage receivables	-	-	168,830	126,851	-	-	168,830	126,851
Other receivables	10	-	48,974	40,456	-	-	48,974	40,456
Inventory	-	-	14,150	16,236	-	-	14,150	16,236
Prepaid expenses and other current assets	-	-	46,596	28,897	-	-	46,596	28,897
Total Current Assets	10	-	677,274	802,301	-	-	677,274	802,301
Vessels and other property, less accumulated depreciation	-	-	3,147,915	2,775,081	1	1	3,147,915	2,775,082
Deferred drydock expenditures, net	-	-	73,898	59,040	-	-	73,898	59,040
Total Vessels, Deferred Drydock and Other Property	-	-	3,221,813	2,834,122	1	1	3,221,813	2,834,123
Investments in Affiliated Companies	-	-	247,664	310,803		-	247,664	310,803
Intangible Assets, less accumulated amortization	-	-	72,413	68,292		-	72,413	68,292
Goodwill	-	-	9,668	9,668		-	9,668	9,668
Investments in subsidiaries	-	-	5,432,119	5,470,783	(5,284,205)	(5,322,862)	147,914	147,921
Intercompany loans receivable and accrued interest	-	-	448,108	428,342	(359,840)	(378,514)	88,268	49,827
Pre-petition intercompany receivables from debtors	51	51	5,843,696	5,878,546	(5,843,696)	(5,878,546)	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	2,233,518	2,232,910		-	2,233,518	2,232,910
Post-petition intercompany receivables from non-debtors	-	-	-	9,861		-	-	9,861
Post-petition Intercompany receivables from debtors	-	-	-	472,387		(472,387)	-	-
Other Assets	-	-	16,704	25,629	30	30	16,734	25,659
Total Assets	$61	$51	$18,202,977	$18,543,643	$(11,487,710)	$(12,052,279)	$6,715,267	$6,491,364

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	0	-	73,627	433,208	62	62	73,689	433,271
Total Current Liabilities Not Subject to Compromise	0	-	73,627	433,208	62	62	73,689	433,271

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	144,652		(144,652)	-	-
Post-petition intercompany payables to non-debtors	-	-	-	38,352		-	-	38,352
Post-petition intercompany payables to other debtors	-	-	-	472,387		(472,387)	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	5,457	-		-	5,457	-
Deferred Income Taxes and Other Liabilities	-	-	752,534	391,332		-	752,534	391,332
Total Liabilities Not Subject to Compromise	0	-	831,618	1,479,931	62	(616,977)	831,680	862,954

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	376,324	250,346	(359,840)	(233,862)	16,484	16,484
Pre-petition intercompany payables to non-debtors	-	-	2,142,541	2,142,541		-	2,142,541	2,142,541
Pre-petition intercompany payables to other debtors	-	-	5,843,696	5,878,546	(5,843,696)	(5,878,546)	-	(0)
Other liabilities	-	-	2,623,588	2,824,977		-	2,623,588	2,824,977
Total Liabilities Subject to Compromise	-	-	10,986,149	11,096,410	(6,203,536)	(6,112,409)	4,782,613	4,984,002

Total Liabilities	0	-	11,817,768	12,576,342	(6,203,474)	(6,729,386)	5,614,294	5,846,956
Equity:
Total Equity	61	51	6,385,210	5,967,301	(5,284,236)	(5,322,893)	1,100,973	644,408
Total Liabilities and Equity	$61	$51	$18,202,977	$18,543,643	$(11,487,710)	$(12,052,279)	$6,715,267	$6,491,364

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 168 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and August 31, 2013

	Total Non-debtors		Eliminations		Consolidated Overseas Shipholding Group, Inc.
(000s)	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013	November 13, 2012	August 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$79,248	$30,682			$477,973	$620,543
Voyage receivables	2,923	1,756			171,753	128,608
Other receivables	10,321	(8,194)			59,295	32,262
Inventory	-	-			14,150	16,236
Prepaid expenses and other current assets	40	458			46,636	29,355
Total Current Assets	92,533	24,703	-	-	769,807	827,004
Vessels and other property, less accumulated depreciation	(12,092)	(11,581)			3,135,823	2,763,502
Deferred drydock expenditures, net	-	-			73,898	59,040
Total Vessels, Deferred Drydock and Other Property	(12,092)	(11,581)	-	-	3,209,721	2,822,542
Investments in Affiliated Companies	300	300			247,964	311,103
Intangible Assets, less accumulated amortization	242	228			72,655	68,519
Goodwill	(79)	(79)			9,589	9,589
Investments in subsidiaries	-	-	(147,914)	(147,921)	-	-
Intercompany loans receivable and accrued interest	16,484	16,484	(104,752)	(66,311)	-	(0)
Pre-petition intercompany receivables from debtors	2,142,541	2,142,541	(2,142,541)	(2,142,541)	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	(2,233,518)	(2,232,910)	-	-
Post-petition intercompany receivables from non-debtors		-		(9,861)	-	-
Post-petition Intercompany receivables from debtors		38,352		(38,352)	-	-
Other Assets	(271)	183			16,464	25,843
Total Assets	$2,239,657	$2,211,131	$(4,628,725)	$(4,637,896)	$4,326,200	$4,064,600

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	19,478	29,502			93,170	462,773
Total Current Liabilities Not Subject to Compromise	19,478	29,502	-	-	93,170	462,773

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	88,268	49,827	(88,268)	(49,827)	-	-
Post-petition intercompany payables to non-debtors	-	-	-	(38,352)	-	-
Post-petition intercompany payables to other debtors	2,233,518	2,242,771	(2,233,518)	(2,242,771)	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-			5,457	-
Deferred Income Taxes and Other Liabilities	6,201	4,703			758,736	396,035
Total Liabilities Not Subject to Compromise	2,347,466	2,326,804	(2,321,786)	(2,330,950)	857,363	858,808

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest			(16,484)	(16,484)	-	-
Pre-petition intercompany payables to non-debtors			(2,142,541)	(2,142,541)	-	-
Pre-petition intercompany payables to other debtors				0	-	-
Other liabilities	-	-	-	-	2,623,588	2,824,977
Total Liabilities Subject to Compromise	-	-	(2,159,025)	(2,159,025)	2,623,588	2,824,977

Total Liabilities	2,347,466	2,326,804	(4,480,811)	(4,489,975)	3,480,951	3,683,785
Equity:
Total Equity	(107,809)	(115,673)	(147,914)	(147,921)	845,249	380,815
Total Liabilities and Equity	$2,239,657	$2,211,131	$(4,628,725)	$(4,637,896)	$4,326,200	$4,064,600

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 169 of 169